United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Rule 14a-12

CINGULATE INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CINGULATE INC.
1901 W. 47th Place

Kansas City, Kansas 66205

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 15, 2023

To the Stockholders of Cingulate Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Cingulate Inc. (the “Company”) will be held on June 15 2023, beginning at 10:00 a.m. Central Time. The Annual Meeting will be held solely in a virtual meeting format online at www.meetnow.global/M9mR42F. You will not be able to attend the Annual Meeting at a physical location. If you plan to attend the Annual Meeting, please review and follow the instructions in the “General Information” section of the accompanying proxy statement. At the Annual Meeting, stockholders will act on the following matters:

●	To elect Gregg Givens and Curt Medeiros as Class II directors to hold office until our annual meeting of stockholders to be held in 2026 and until their successors have been duly elected;

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023;

●

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC; and

●	To consider any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 19, 2023 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of the stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours ten (10) days before the Annual Meeting at the Company’s principal place of business located at 1901 W. 47th Place, Kansas City, Kansas 66205.

Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares by telephone or the Internet or by completing and returning your proxy card in the envelope provided. If your shares are held in “street name” by your bank, broker or other nominee, your bank, broker or other nominee will be unable to vote your shares without instructions from you. You should instruct your bank, broker or other nominee to vote your shares in accordance with the procedures provided by your bank, broker or other nominee.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2023.

Our proxy materials, including our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2022 and proxy card are available on the Internet at www.envisionreports.com/CING. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

/s/ Craig S. Gilgallon
Craig S. Gilgallon
Executive Vice President, General Counsel and Secretary
May 5, 2023
Kansas City, Kansas

TABLE OF CONTENTS

GENERAL INFORMATION	1

PROPOSAL 1: ELECTION OF DIRECTORS	6

CORPORATE GOVERNANCE	9

EXECUTIVE OFFICERS	14

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22

TRANSACTIONS WITH RELATED PERSONS	24

PROPOSAL 2: RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

REPORT OF THE AUDIT COMMITTEE	26

PROPOSAL 3: APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK PURSUANT TO THE COMPANY’S PURCHASE AGREEMENT WITH LINCOLN PARK CAPITAL FUND, LLC	27

STOCKHOLDER PROPOSALS	30

ANNUAL REPORT	30

HOUSEHOLDING OF ANNUAL MEETING MATERIALS	30

OTHER MATTERS	31

Appendix A	A-1

CINGULATE INC.
1901 W. 47th Place

Kansas City, Kansas 66205

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement contains information related to our Annual Meeting of Stockholders to be held on June 15 2023 at 10:00 a.m. Central Time, or at such other time and place to which the Annual Meeting may be adjourned or postponed (the “Annual Meeting”). The enclosed proxy is solicited by the Board of Directors (the “Board”) of Cingulate Inc. (the “Company”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about May 5, 2023.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on June 15, 2023, at 10:00 a.m., Central Time, in a virtual meeting format online at www.meetnow.global/M9mR42F, and at any adjournment or postponement thereof. You will not be able to attend the Annual Meeting at a physical location. If you plan to attend the Annual Meeting, please review the instructions under “How can I attend and vote at the Annual Meeting?” below.

What is the purpose of the Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect Gregg Givens and Curt Medeiros as Class II directors to hold office until our annual meeting of stockholders to be held in 2026 and until their successors have been duly elected;

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023;

●	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC; and

●	To consider any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

What are the Board’s recommendations?

The Board recommends you vote:

●	FOR the election of Gregg Givens and Curt Medeiros as Class II directors to hold office until our annual meeting of stockholders to be held in 2026 and until their successors have been duly elected;

●	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023; and

●	FOR the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC.

1

Why is the Company seeking stockholder approval of the common stock issuance proposal?

As a result of our listing on The Nasdaq Capital Market, issuances of our common stock are subject to the Nasdaq Marketplace Rules, including Rule 5635(d), which requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of more than 19.99% of our outstanding shares of our common stock (or securities convertible into or exercisable for shares of our common stock) at a price less than the lower of (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Nasdaq 20% Rule”).

Future sales under the Purchase Agreement may result in the issuance by us of more than 19.99% of our outstanding shares of our common stock, which requires stockholder approval for purposes of Nasdaq Listing Rule 5635(d). Accordingly, we are seeking approval from our stockholders of the proposed issuances of shares under the Purchase Agreement.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish to our stockholders this Proxy Statement and our Annual Report by providing access to these documents on the Internet rather than mailing printed copies. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to our stockholders of record and beneficial owners, which will direct stockholders to a website where they can access our proxy materials and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, April 19, 2023, are entitled to receive notice of, and to vote the shares of common stock that they held on that date at, the Annual Meeting, or any adjournment or postponement thereof. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the record date, we had 11,309,412 outstanding shares of common stock.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of one third of our common stock outstanding on the record date will constitute a quorum for the Annual Meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How can I attend and vote at the Annual Meeting?

For registered stockholders: If on the record date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record (also known as a “record holder”). Stockholders of record at the close of business on the record date will be able to attend the Annual Meeting, vote, and submit questions during the Annual Meeting by visiting www.meetnow.global/M9mR42F at the meeting date and time. We encourage you to access the meeting prior to the start time. Online access will begin at 9:45 a.m., Central Time. To access the Annual Meeting, you will need the 15-digit control number located in the shaded bar on the proxy card.

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For beneficial owners: If on the record date your shares were not registered directly in your name with Computershare but instead held by an intermediary, such as a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you must register in advance to attend the Annual Meeting, vote and submit questions. To register in advance you will need to obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Once you have received a legal proxy form from your bank, broker or other nominee, forward the email with your name and the legal proxy attached or send a separate email with your name and legal proxy attached labeled “Legal Proxy” in the subject line to Computershare, at legalproxy@computershare.com. Requests for registration must be received no later than 5:00 p.m., Central Time, on June 9, 2023. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetnow.global/M9mR42F and enter your control number. If you do not have your control number you may attend as a guest (non-stockholder) by going to www.meetnow.global/M9mR42F and entering the requested information. Please note that guest access is in listen-only mode and you will not have the ability to ask questions or vote during the Annual Meeting.

Do I need to attend the Annual Meeting?

No. It is not necessary for you to attend the virtual Annual Meeting in order to vote your shares. You may vote by telephone, through the Internet or by mail, as described in more detail below.

How do I vote my shares without attending the Annual Meeting?

Stockholder of record: shares registered in your name. If you are a stockholder of record, you may authorize a proxy to vote on your behalf at the Annual Meeting in any of the following ways:

By Telephone or via the Internet. You can submit a proxy to vote your shares by telephone or via the Internet by following the instructions on the enclosed proxy card. Proxies submitted by telephone or via the Internet must be received by 11:59 p.m., Central Time, on the day before the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number.

By Mail. You can submit a proxy to vote your shares by mail if you received a printed proxy card by completing, signing, dating and promptly returning your proxy card in the postage-prepaid envelope provided with the materials. Proxies submitted by mail must be received by the close of business on June 14, 2023 in order to ensure that your vote is counted.

To facilitate timely receipt of your proxy, we encourage you to vote via the Internet or telephone following the instructions on the enclosed proxy card promptly. If you are submitting your proxy by telephone or through the Internet, your voting instructions must be received by 11:59 p.m., Central Time on the day before the Annual Meeting.

Submitting your proxy by mail, by telephone or through the Internet will not prevent you from casting your vote at the Annual Meeting. You are encouraged to submit a proxy by mail, by telephone or through the Internet even if you plan to attend the Annual Meeting via the virtual meeting website to ensure that your shares are represented at the Annual Meeting.

If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted (1) “FOR” the election of Gregg Givens and Curt Medeiros as Class II directors, (2) “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023, (3) “FOR” the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC, (4) “FOR” the approval of the proposal to adjourn the Annual Meeting if necessary or appropriate and (5) in accordance with the proxy holders’ best judgment as to any other business that properly comes before the Annual Meeting.

3

Beneficial owner: shares registered in the name of bank, broker or other nominee. If you are a beneficial owner of shares registered in the name of your bank, broker or other nominee, you should have received voting instructions from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your bank, broker or other nominee. Follow the instructions from your broker, bank or other nominee included with this proxy statement, or contact your bank, broker or other nominee to request a proxy form.

Even if you plan to attend the Annual Meeting live via the Internet, we encourage you to vote in advance by Internet, telephone, or mail so that your vote will be counted if you later decide not to attend the Annual Meeting live via the Internet.

May I change my vote after I have mailed my proxy card or after I have submitted my proxy by telephone or through the Internet?

Yes. You may revoke your proxy or change your vote at any time before the proxy is exercised at the Annual Meeting. You may revoke your proxy by delivering a signed written notice of revocation stating that the proxy is revoked and bearing a date later than the date of the proxy to the Company’s Secretary, Craig S. Gilgallon, at Cingulate Inc., 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205. You may also revoke your proxy or change your vote by submitting another proxy by telephone or through the Internet in accordance with the instructions on the enclosed proxy card. You may also submit a later-dated proxy card relating to the same shares. If you voted by completing, signing, dating and returning the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you later decide to revoke your proxy or change your vote by telephone or through the Internet. Alternatively, your proxy may be revoked or changed by attending the Annual Meeting via the virtual meeting website and voting at the meeting by following the internet voting instructions on your proxy card. However, simply attending the Annual Meeting without voting will not revoke or change your proxy. “Street name” holders of shares of our common stock should contact their bank, broker, trust or other nominee to obtain instructions as to how to revoke or change their proxies.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

4

What vote is required to approve each proposal?

Assuming that a quorum is present, the following votes will be required:

●	With respect to the first proposal (election of directors, “Proposal 1”), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, withheld votes and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

●	With respect to the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023 (“Proposal 2”), the proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC (“Proposal 3”) and approval of any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals, except as required by law. As a result, abstentions, if any, will not affect the outcome of the vote on these proposals. Because Proposal 2 is “routine,” no “broker non-votes” will occur. “Broker non-votes,” if any, will not affect the outcome of Proposal 3 if Proposal 3 is deemed to be “non-routine.”

Under the General Corporation Law of the State of Delaware, holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

What is a “broker non-vote”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters..

When there is at least one “routine” matter to be considered at a meeting, a broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The election of directors (Proposal 1) and approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s the purchase agreement with Lincoln Park Capital Fund, LLC (Proposal 3) are generally not considered to be a “routine” matter and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. The ratification of our independent registered public accounting firm (Proposal 2) is generally considered to be a “routine” matter, and hence a bank or broker may be able to vote on Proposal 2 even if it does not receive instructions from you, so long as it holds your shares in its name.

Who will count the votes?

Our transfer agent, Computershare, will serve as inspector of election at the Annual Meeting and will tabulate and certify the votes.

Where can I find the voting results of the Annual Meeting?

We will publish final voting results of the Annual Meeting in a Current Report on Form 8-K within four business days after the Annual Meeting.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

5

PROPOSAL 1: ELECTION OF DIRECTORS

Our Certificate of Incorporation provides that the number of directors shall be established from time to time by our Board. Our Board has fixed the number of directors at six, and we currently have six directors serving on the Board.

Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class must consist, as nearly as may be practicable, of one-third of the total number of directors constituting the entire Board. Each class of directors shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such class of directors was elected. The term of the Class I directors expires at the 2025 annual meeting of stockholders. Each director initially assigned to Class II shall serve for a term expiring at the 2023 annual meeting of stockholders, and each director initially assigned to Class III shall serve for a term expiring at the 2024 annual meeting of stockholders; provided further, that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, disqualification, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, disqualification, resignation or removal.

Messrs. Givens and Medeiros have been nominated by the Board to stand for election. As the directors assigned to Class II, the current term for each of Messrs. Givens and Medeiros will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Messrs. Givens and Medeiros will each serve for a term expiring at the annual meeting of stockholders to be held in 2026 subject to the election and qualification of his successor or until his earlier death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the nominees named below. The nominees receiving the highest number of affirmative votes will be elected. Unless otherwise directed, shares represented by executed proxies will be voted for the election of the nominees named below. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

The following table sets forth the director name, class, age as of April 14, 2023, and other information for each member of our Board:

Name	Class	Age	Director Since	Current Term Expires	Expiration of Term For Which Nominated	Skills and Experience
Gregg Givens	II	62	2021	2023	2026	Finance, Accounting, Capital Raising, International Markets and Corporate Development
Curt Medeiros	II	47	2021	2023	2026	Life Sciences, International Markets and Commercialization
Scott Applebaum	III	56	2022	2024		Life Sciences, Legal, Compliance, Regulatory, Finance, Operations and Capital Raising
Shane J. Schaffer	III	48	2012	2024		Life Sciences, Commercialization, Product Development, Clinical and CEO
Patrick Gallagher	I	58	2014	2025		Life Sciences, Finance and Capital Raising

Peter J. Werth	I	84	2018	2025		Life Sciences, International Markets, Commercialization, Product Development, Manufacturing and Corporate Development

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Class II Nominees for Election for a Term Expiring at the 2026 Annual Meeting

Gregg Givens has served on our Board of Directors since July 2021 and as our Lead Independent Director since December 2022. Mr. Givens is the sole member of Fountain Point Advisory LLC, which provides board and advisory services. Mr. Givens served as the Chief Financial Officer at Park University from March 2020 to July 2022. From November 2018 to November 2021, Mr. Givens served as a member of the Board of Directors of Excel Industries, Inc. Previously, Mr. Givens served as a member of the Board of Directors at Asurion, Inc. from January 2006 to July 2007. From May 1996 through April 2018, Mr. Givens served in various positions at DST Systems, Inc. (NYSE: DST), including as Senior Vice President, Chief Financial Officer and Treasurer. Mr. Givens received his Bachelor of Science in Accountancy from the University of Missouri and is a Certified Public Accountant. We believe Mr. Givens’ extensive financial and accounting experience qualifies him to serve on our Board of Directors.

Curt Medeiros, MBA has served on our Board of Directors since July 2021. Since January 2022, Mr. Medeiros has served as the Chief Executive Officer and a board member of Ovation.io, Inc., a software and data company in the laboratory and life sciences industry. He has served as a Strategic Advisor to HealthRhythms and DermTech since June 2021. Mr. Medeiros served as the President and Chief Operating Officer at Ontrak, Inc., from December 2019 through June 2021 (NASDAQ: OTRK). From June 2010 to November 2019, he served in various positions at UnitedHealth Group, including President of UnitedHealth Group subsidiaries OPTUM Analytics and OPTUM Life Sciences. Mr. Medeiros received his Bachelor of Science in Chemical Engineering from Massachusetts Institute of Technology and his Master in Business Administration from Harvard Business School. We believe Mr. Medeiros’ extensive experience in the life sciences industry qualifies him to serve on our Board of Directors.

Class III Directors Continuing in Office until the 2024 Annual Meeting

Scott Applebaum has served as a member of our Board of Directors since August 2022. Mr. Applebaum has been the Chief Legal Officer and Corporate Secretary at VectivBio (NASDAQ:VECT), a biopharmaceutical company focused on the discovery, development, and commercialization of innovative treatments for severe rare conditions with high unmet medical need, since September 2021. Prior to that, he was the Chief Legal & Compliance Officer and Senior Vice President of Regulatory Affairs at Trevena from February 2020 to August 2021. From September 2017 to June 2019, he served as President of Context Therapeutics and was General Counsel and Corporate Secretary at Vitae Pharmaceuticals from July 2016 to December 2016. Prior to that, Mr. Applebaum was Chief Legal Officer and Corporate Secretary for Medgenics from September 2014 to July 2016. From 2004-2014 he held various leadership positions at Shire Pharmaceuticals. He began his pharmaceuticals career at Bristol-Myers Squibb in 1997. Before entering the biopharmaceutical industry, Applebaum was a lawyer at Dechert LLP. He received his J.D. from Stanford Law School and a B.S. in Economics, Finance and Accounting from the Wharton School of the University of Pennsylvania. We believe that Mr. Applebaum’s experience in the legal, compliance, regulatory and operational areas of the pharmaceutical industry, including with ADHD products, qualifies him to serve on our Board of Directors.

Shane J. Schaffer, PharmD co-founded Cingulate in 2012 and has since served as its Chief Executive Officer and Chairman of the Board of Directors. Prior to his work at Cingulate, Dr. Schaffer served as the Managing Director of Sabre Scientific Solutions, from July 2009 through December 2012. Previously, Dr. Schaffer worked as a Director of National Accounts at Pri-Med Access from September 2008 through May 2009, Senior Marketing at Sanofi from February 2004 through December 2007, and as a Marketing Manager at Novartis from June 2001 through October 2003. From July 1999 through June 2001, he served as Chief Fellow of the Rutgers Pharmaceutical Industry Fellowship Program and was Senior Fellow at Warner Lambert/Parke Davis and Pfizer. From June 1997 to July 1999, he worked as a clinical research associate at Hoechst Marion Roussel. Dr. Schaffer has over 25 years’ experience in drug development, commercialization and biotech commercial operation. Dr. Schaffer received his Doctor of Pharmacy from The University of Kansas School of Pharmacy. We believe that Dr. Schaffer’s extensive knowledge of the pharmaceutical industry, his clinical and commercial background in a wide range of therapeutic areas, and his experience serving as our Chief Executive Officer, qualifies him to serve on our Board of Directors.

7

Class I Directors Continuing in Office until the 2025 Annual Meeting

Patrick Gallagher, MBA, CFA has served as a member of our Board of Directors since January 2014. Mr. Gallagher has served as Senior Managing Director at Laidlaw & Co., and as Managing Partner at Laidlaw Venture Partners, since September 2014. Since January 2018, he has also served as the Chief Executive Officer and as a member of the Board of Directors of Voltron Therapeutics, a privately held biotechnology company. Mr. Gallagher also serves as the Chief Executive Officer and a member of the Board of Directors at PD Theranostics, Inc. positions he has held since April 2018, and has served as Treasurer of Aerwave Medical, Inc. since November 2020. Prior to his current roles, Mr. Gallagher was a founding partner and Chief Executive Officer of BDR Research Group, LLC, from July 2001 through October 2010. Previously, he served as a Management Consultant for CHD Bioscience, Inc. from July 2012 through August 2014. He has served a member of the Board of Directors of BioSig Technologies, Inc. (NASDAQ: BSGM) since July 2014, Evermore Global since June 2015, and Algorithm Sciences, Inc. since May 2019. Mr. Gallagher earned his Master in Business Administration from Penn State University and his Bachelor of Science in Finance from the University of Vermont. We believe that Mr. Gallagher’s extensive experience in the life sciences industry qualifies him to serve on our Board of Directors.

Peter J. Werth has served on our Board of Directors since June 2018. Mr. Werth is Founder and Chief Executive Officer of ChemWerth Inc., a full-service generic drug development and supply company providing Active Pharmaceutical Ingredients to regulated markets worldwide. Mr. Werth previously served as Vice President at Ganes Chemicals, a subsidiary of Siegfried Chemicals, from March 1975 through May 1982. From 1965 through 1975, Mr. Werth worked in Research and Development for Upjohn Pharmaceuticals, now Pfizer (NYSE: PFE). In addition to serving on the Board of Cingulate, Mr. Werth serves on the Board of Directors of VM Pharma LLC since December 2010, VM Therapeutics LLC since May 2012, Alopexx Vaccines LLC since June 2012, VM Oncology LLC since August 2014, Perseus Science Group LLC since January 2015, Likarda LLC since August 2017, Techtona LLC since September 2017, MedRhythms LLC since June 2018 and Bastion Healthcare LLC since September 2020. He earned his Master of Science in Organic Chemistry from Stanford University and his Bachelor of Science in Chemistry and Math from Fort Hays State University. We believe that Mr. Werth’s extensive experience in the life sciences industry and his knowledge in business and international markets qualifies him to serve on our Board of Directors.

Board Membership Diversity

In accordance with Nasdaq’s Board Diversity Rules (Rule 5605(f) and Rule 5606), the following Board Diversity Matrix presents our Board diversity statistics. The minimum diversity objective for smaller reporting companies listed on the Nasdaq Capital Market on or after August 6, 2021 is two diverse directors by December 31, 2026 or two years from the date of listing, whichever is later, including one who self-identifies as female, and one who self-identifies as either female, an underrepresented minority or LGBTQ+. “Underrepresented Minority” means an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities. “Two or More Races or Ethnicities” means a person who identifies with more than one of the following categories: White (not of Hispanic or Latinx origin), Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander. Our Board does not currently include any diverse directors; however, we intend to have at least two diverse directors by the August 6, 2026, the deadline set forth in the Nasdaq rules.

Board Diversity Matrix (As of May 5, 2023)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	-	5	-	1
Part II: Demographic Background
African American or Black	-	-	-
Alaskan Native or Native American	-	-	-
Asian	-	-	-
Hispanic or Latinx	-	-	-
Native Hawaiian or Pacific Islander	-	-	-
White	-	5	-
Two or More Races or Ethnicities	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	1

Our prior year Board Diversity Matrix is disclosed in our Definitive Proxy Statement filed with the SEC on April 22, 2022.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF

THE DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

Board of Director Composition

Our Board currently consists of six members. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal.

Corporate Governance Guidelines

Our Board adopted Corporate Governance Guidelines, a copy of which can be found in the “Corporate Governance—Governance Documents” section of the “Investors” page of our website located at www.cingulate.com. Among the topics addressed in our Corporate Governance Guidelines are:

- Board size, independence and qualifications	- Communications with directors
- Executive sessions of independent directors	- Interaction with investors and others
- Board leadership structure	- Board access to senior management
- Selection of new directors	- Board access to independent advisors
- Director orientation and continuing education	- Board self-evaluations
- Limits on board service	- Board meetings
- Change of principal responsibilities	- Meeting attendance by directors and non-directors
- Term limits	- Meeting materials
- Director responsibilities	- Board committees, responsibilities and independence
- Director compensation	- Succession planning
- Stock ownership	- Risk management

Board Meetings

During 2022, our Board met 14 times. Each of the directors attended at least 75% of the total of the meetings of the Board and the committees of which they were a member during 2022.

Director Attendance at Annual Meeting of Stockholders

Board members are encouraged to attend all stockholder meetings. All of the directors serving on our Board at the time of the 2022 Annual Meeting of Stockholders attended the meeting.

Executive Sessions

Non-employee directors meet regularly (a minimum of two times per year) in executive session without management present. Currently, all non-employee directors, except Peter Werth, are independent. During 2022, the non-employee directors in attendance determined which member would preside at the executive session.

Director Independence

Pursuant to the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has determined that Scott Applebaum, Patrick Gallagher, Gregg Givens, and Curt Medeiros are “independent directors” as such term is defined by Nasdaq Marketplace Rule 5605(a)(2). In November 2022, our Board considered the relationship between the Company and Laidlaw & Company (UK), which acted as co-lead book-running underwriter for our IPO. Mr. Gallagher serves as Senior Managing Director at Laidlaw & Co and as Managing Partner at Laidlaw Venture Partners. However, Mr. Gallagher received no direct or indirect benefit from Laidlaw & Company (UK) acting as an underwriter for our IPO. Due to the promissory note issued by CTx in favor of Werth Family Investment Associates LLC (“WFIA”), our Board determined that Mr. Werth is not an independent director. In addition, Shane Schaffer is not an independent director due to his position as Chief Executive Officer of the Company. We have established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which are comprised of independent directors.

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Committees of the Board of Directors

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees operate under a charter that has been approved by our Board, which can be found in the “Corporate Governance—Committee Charters” section of the “Investors” page of our website located at www.cingulate.com.

Audit Committee. Our Audit Committee consists of Gregg Givens, Scott Applebaum and Curt Medeiros, with Gregg Givens serving as the Chairman of the Audit Committee. The Audit Committee met six times during 2022. Our Board has determined that the directors currently serving on our Audit Committee are independent within the meaning of the Nasdaq Marketplace Rules and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that Gregg Givens qualifies as an audit committee financial expert within the meaning of SEC regulations and the Nasdaq Marketplace Rules.

The Audit Committee’s primary responsibilities are to (i) oversee and monitor our financial reporting process, internal control system and disclosure controls and procedures, (ii) review and evaluate the audit performed by our registered independent public accountants and report to the Board any substantive issues found during the audit; (iii) oversee communication among our registered independent public accountants, senior management and the Board; (iv) appoint, compensate and oversee the work of our registered independent public accountants; (v) oversee compliance with legal and regulatory requirements; (vi) review and approve all related party transactions; and (vii) oversee compliance with our Code of Business Conduct and Ethics.

Compensation Committee. Our Compensation Committee consists of Pat Gallagher and Gregg Givens, with Pat Gallagher serving as the Chairman of the Compensation Committee. The Compensation Committee met three times during 2022.Our Board has determined that the directors currently serving on our Compensation Committee are independent under the listing standards, are “non-employee directors” as defined in rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee’s primary responsibilities are to review and approve all forms of non-equity and equity-based compensation of our executive officers and directors and to administer our equity-based compensation plans. The Compensation Committee also reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and evaluates performance in light of the goals and objectives.

Compensation Consultant

In accordance with its authority to retain consultants and advisors, the Compensation Committee has engaged Pay Governance LLC to provide executive and director compensation consulting services to the Compensation Committee. In 2022, Pay Governance LLC provided services to the Compensation Committee, which included providing information and data on current trends and developments in executive and director compensation and analyzing benchmarking data for our industry. The Compensation Committee evaluated whether any of the work performed by Pay Governance LLC during 2022 raised any conflict of interest and determined that it did not.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee consists of Scott Applebaum, Pat Gallagher and Curt Medeiros, with Curt Medeiros serving as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met eight times during 2022. All members of the Nominating and Corporate Governance Committee are independent directors as defined under the Nasdaq listing standards. The Nominating and Corporate Governance Committee (i) identifies, reviews the qualifications of, and recommends to the Board individuals to be elected to the Board and (ii) considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws and will apply the same criteria to all persons being considered. The Nominating and Corporate Governance Committee also oversees the annual evaluation of the Board and its committees.

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Director Nominations Process

The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on our Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at an annual meeting of stockholders, the Nominating and Corporate Governance Committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race and ethnicity; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election at the Annual Meeting. When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

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Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All stockholder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below.

●	the name and address of the stockholder and the beneficial owner, if any;

●	a representation that the stockholder is a record holder of the Company’s securities entitled to vote at the meeting upon such nomination and intends to appear in person or by proxy at the meeting to propose such nomination;

●	the name, age, business and residential address, and principal occupation or employment of the proposed director candidate;

●	a description of any arrangements or understandings between the proposed director candidate and any other person or entity other than the Company; and

●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure

The Board believes that it should have the flexibility to make determinations as to whether the same individual should serve as both the Chief Executive Officer and the Chairman of the Board, taking into account changing needs and circumstances of both the Company and the Board over time. In determining the appropriate leadership structure, the Board considers, among other things, the current composition of the Board, the role of the Lead Independent Director, if any, and challenges and opportunities specific to the Company. Currently, the Chief Executive Officer and Chairman positions are held by Shane J. Schaffer. Our Board has determined that its leadership structure is appropriate given the efficiencies of having a single individual fulfill both roles, the benefit of having a single source of leadership and authority for the Board, and Dr. Schaffer’s extensive knowledge of all aspects of Cingulate, our business and risks. Periodically, our Board assesses these roles and the Board leadership structure to ensure the interests of Cingulate and our stockholders are best served. In December 2022, the Board appointed Gregg Givens as Lead Independent Director. Dr. Schaffer will consult with Mr. Givens on Board matters and issues facing the Company. Mr. Givens serves as the principal liaison between the Chairman of the Board and the independent directors, advises the Chairman of the Board with respect to agenda items, and presides over executive sessions of the independent directors at regularly scheduled Board meetings, as well as presides over Board meetings in the event the Chairman of the Board is unable to attend.

Role of Board in Risk Oversight Process

While management is responsible for assessing and managing our risks, our Board is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted by our full Board, which has responsibility for general oversight of risks, and standing committees of our Board. Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

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The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to financial risk is handled. In accordance with those policies, our Board and the Board committees shall have an active role in overseeing management of the Company’s risks. Our Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee oversees the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees financial and cybersecurity risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest.

Stockholder Communications

Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of our Secretary, Craig S. Gilgallon, at Cingulate Inc., 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205. Our Secretary will forward the communication to the appropriate director or directors.

Code of Business Conduct and Ethics

Our Board adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to our employees, officers and directors. A copy of the Code of Conduct is posted on the Corporate Governance section of the Investor Relations page of our website, which is located at www.cingulate.com/investors. We intend to disclose future amendments to certain provisions of the Code of Conduct, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Anti-Hedging Policy

Our Board has adopted a Statement of Company Policy on Insider Trading and Policy Regarding Special Trading Procedures, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees from engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our outstanding common stock to file reports with the SEC regarding their stock ownership and changes in their ownership of our common stock. Based on our records and representations from our directors and executive officers, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers were complied with during fiscal year 2022, except for the following: (i) due to administrative error, Laurie Myers filed a late Form 4 on December 1, 2022 to report her purchase of shares our common stock on November 23, 2022; and (ii) Curt Medeiros filed a late Form 4 on September 23, 2022 to report the sale of shares of our common stock on May 2, 2022 by Mr. Medeiros’ broker without instruction from, or knowledge by, Mr. Medeiros.

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EXECUTIVE OFFICERS

The following table provides information regarding our executive officers with their respective ages as of April 14, 2023:

Name	Age	Position

Shane J. Schaffer, PharmD	48	Chief Executive Officer and Chairman of the Board
Louis G. Van Horn, MBA	64	Executive Vice President and Chief Financial Officer
Laurie A. Myers, PhD	66	Executive Vice President and Chief Operating Officer
Craig S. Gilgallon, Esq.	51	Executive Vice President, General Counsel and Secretary
Raul R. Silva, MD	65	Executive Vice President and Chief Science Officer
Matthew Brams, MD	60	Executive Vice President and Chief Medical Officer

See page 7 of this Proxy Statement for Mr. Schaffer’s biography.

Louis G. Van Horn, MBA has served as our Executive Vice President and Chief Financial Officer since May 2017. He previously served as a consultant with Tarsus CFO Services, LLC from December 2016 to May 2017. From December 2004 through June 2016, Mr. Van Horn served as Executive Vice President and Chief Financial Officer of Store Financial Services, LLC. Previously, Mr. Van Horn served as Vice President and Comptroller of Kansas City Southern (NYSE: KSU) from June 1988 to December 2003. He previously held financial positions at Yellow Freight Systems and PricewaterhouseCoopers. Mr. Van Horn received his Master of Business Administration from the University of Missouri – Kansas City, and a Bachelor of Arts in Accounting from Westminster College. Mr. Van Horn is a Certified Public Accountant.

Laurie A. Myers, PhD, MBA has served as our Executive Vice President and Chief Operating Officer since April 2018 and previously served as a member of our Board of Directors from June 2013 through April 2018 and as our Senior Vice President of Operations from November 2017 to April 2018. Dr. Myers also serves as a Member of the Board of Advisors of Linea System, LLC, a position she has held since September 2020. Dr. Myers previously served as the Head of Marketing of Fidia Pharma USA Inc., a wholly owned subsidiary of Fidia Farmaceutici from September 2014 through November 2017. Dr. Myers was an Adjunct Professor at the College of New Jersey School of Business from January 2012 through December 2014, and served as President and a Member of the Board of the Hallett David Strategic Group from January 2010 through September 2014. Dr. Myers received her Doctor of Philosophy in Toxicology from Rutgers Medical School and Rutgers School of Pharmacy, her Masters in Business Administration from St. Joseph’s University and her Master of Science and Bachelor of Science from the University of Scranton.

Craig S. Gilgallon, Esq. co-founded Cingulate in 2013 and has served as our Executive Vice President, General Counsel and Board Secretary since our inception. Previously, he served as our Director of Operations from March 2017 through November 2017. Since 2012, Mr. Gilgallon has served as a partner at the law firm of Pawar Gilgallon & Rudy, LLC. Prior to that, he served as the owner of the Law Office of Craig S. Gilgallon from October 2004 through August 2012. Mr. Gilgallon received his Juris Doctor from the Thomas Jefferson School of Law and his Bachelor of Science from Ithaca College.

Raul R. Silva, MD co-founded Cingulate in 2013 and has served as our Executive Vice President and Chief Science Officer since January 2018. He has been in private practice since 2009. Previously, Dr. Silva served as Executive Director of Rockland Children’s Psychiatric Center from 2006-2009. He also served as Vice Chairman of The New York University Child Study Center 2005 through 2009. Dr. Silva served as Deputy Director of Child Psychiatry at Bellevue Hospital Center from 1999 through 2006. Prior to that, he was Director of Child and Adolescent Psychiatry at St. Luke’s/Roosevelt Hospital in New York City from 1995 through 1990. He completed his fellowship in child and adolescent psychiatry at Columbia University’s St. Luke’s/Roosevelt Hospital Center in 1990 Dr. Silva completed a psychopharmacology research fellowship at New York University Medical Center. Dr. Silva is board certified in general, child and adolescent psychiatry. Dr. Silva received his Doctor of Medicine degree from Ross University and his Bachelor of Science in Biology from Fairleigh Dickinson University.

Matthew N. Brams, MD co-founded Cingulate in 2013 and has served as our Executive Vice President and Chief Medical Officer since January 2018 and served as a director of Cingulate from January 2018 through July 2021. Dr. Brams served as a Principal of Bayou City Research, a position he held from April 1999 to January 2021. Prior to that, he served as a consultant medical director and/or admitting Psychiatrist at numerous medical facilities including Taylor Recover Center (April 2019 to present); Lakeview Health Rehabilitation Center (2018-2019); The Parc, Houston Tx (2012-2015); GeroPsych Unit Gulf Coast Hospital (2009-Present). Dr. Brams has been integral to the research teams for all the major pharmaceutical companies participating in the ADHD clinical arena. Dr. Brams completed residency and fellowship at Baylor College of Medicine in adult and child psychiatry, respectively. He is Board certified in Adult and Child Psychiatry (1994) and is an acting Senior Board Examiner for the American Board of Psychiatry and Neurology. He received his Doctor of Medicine from The University of Texas Science Center and his Bachelor of Arts in Biology from the University of Texas.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following tables and accompanying disclosure set forth information about the compensation earned by our named executive officers during 2022. Our named executive officers include our principal executive officer and the three most highly-compensated executive officers (other than our principal executive officer) serving as executive officers as of December 31, 2022 as set forth below:

●	Shane J. Schaffer, Chief Executive Officer and Chairman of the Board;

●	Laurie A. Myers, Executive Vice President and Chief Operating Officer;

●	Louis G. Van Horn, Executive Vice President and Chief Financial Officer; and

●	Craig S. Gilgallon, Esq., Executive Vice President, General Counsel and Secretary.

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the years shown.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Shane J. Schaffer,	2022	475,000	29,688	-	78,503	-	-	583,191
Chairman and CEO	2021	475,000	-	3,000	920,799	-	-	1,398,799
Laurie A. Myers	2022	400,000	25,000	-	34,890	-	-	459,890
EVP and COO	2021	400,000	-	3,000	345,302	-	-	748,302
Louis G. Van Horn,	2022	380,000	23,750	-	34,890	-	-	438,640
EVP and CFO	2021	380,000	-	3,000	345,302	-	-	728,302
Craig S. Gilgallon	2022	380,000	23,750	-	34,890	-	-	438,640
EVP, GC and Secretary	2021	380,000	-	3,000	345,302	-	-	728,302

(1)	The bonus amounts represent the annual bonuses earned by our named executive officers in 2022.

(2)	In April 2021, we granted 22,507 Class C profits interests (PIUs) to each named executive officer. These PIUs were intended to constitute profits interests for U.S. federal income tax purposes. We accounted for these awards under ASC Topic 718, Compensation – Stock Compensation (FASB ASC Topic 718), as equity classified awards. In connection with the Reorganization Merger, all outstanding PIU’s were exchanged for shares of Cingulate common stock. The exchange of PIU’s for common stock created a modification of the terms, character and rights of the PIU’s and achievement of performance was considered probable. This resulted in the Company recognizing a noncash modification charge, which charge was calculated based on the Company’s assessment of the fair value of the shares of Cingulate common stock on the date of the modification. The dollar value reflected in the table above for 2021 reflects the fair value of the PIUs granted in 2021. See Note 8 to our consolidated financial statements for the year ended December 31, 2021 for additional information.

(3)	The amounts reflect the grant date fair value of the non-qualified stock option awards on February 25, 2022 and December 7, 2021, in accordance with FASB ASC Topic 718. The fair market value of the option awards was determined using the Black-Scholes Model. See Note 10 to our consolidated financial statements for the year ended December 31, 2021 for the assumptions used to estimate the grant date fair value of the stock options awards in December 2021. See Note 11 to our consolidated financial statements for the year ended December 31, 2022 in our Annual Report on Form 10-K for the year ended December 31, 2022 for the weighted average assumptions used to estimate the grant date fair value of the stock option awards in 2022.

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Employee Benefit Plans

We currently provide broad-based health and welfare benefits that are available to all of our employees, including our named executive officers, including medical, dental, and vision insurance.

401(k) Plan

We sponsor a 401(k) savings plan (the “401(k) Plan”) for all eligible employees. Under the 401(k) Plan, we do not make matching contributions into the 401(k) Plan other than the annual required safe harbor match.

Employment Arrangements with our Named Executive Officers

Shane J. Schaffer

On September 23, 2021, we entered into an employment agreement with Dr. Schaffer. Under the terms of Dr. Schaffer’s employment agreement, he holds the position of Chief Executive Officer. The employment agreement originally provided for a base salary of $475,000 annually, which was increased to $503,500, effective January 1, 2023. In addition, Dr. Schaffer is eligible to receive an annual bonus, with a target amount equal to twenty-five percent (25%) of Dr. Schaffer’s annual base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Dr. Schaffer’s individual performance. Pursuant to the terms of his employment agreement, Dr. Schaffer is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

We may terminate Dr. Schaffer’s employment at any time without cause upon providing written notice to Dr. Schaffer, and Dr. Schaffer may terminate his employment at any time for any reason, including for Good Reason (as that term is defined in Dr. Schaffer’s employment agreement).

If Dr. Schaffer’s employment is terminated by the Company without cause or by Dr. Schaffer for Good Reason, Dr. Schaffer will be entitled to receive, subject to his signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one and one half (1 ½) times Dr. Schaffer’s base salary, within 60 days following the date of termination. In addition, all stock options and stock appreciation rights held by Dr. Schaffer, which would have vested if he had remained employed for an additional four (4) months following the date of termination, shall become vested and exercisable as of the date of termination for the remainder of their full term. If Dr. Schaffer’s employment is terminated by the Company without cause or by Dr. Schaffer for Good Reason within twelve (12) months of a Change of Control, Dr. Schaffer will be entitled to receive, subject to his signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to two (2) times Dr. Schaffer’s base salary, within 60 days following the date of termination; provided however, if any payment or benefits would constitute an “parachute payment” as defined in Section 280(G) of the Internal Revenue Code, the payments will be the greater of (i) the largest amount to ensure that no portion of those payments be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and (ii) the amount of the full payment, less all taxes, including the excise tax imposed by Section 4999 of the Internal Revenue Code. In addition, all stock options and stock appreciation rights held by Dr. Schaffer shall become vested and exercisable as of the date of termination for the remainder of their full term.

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Laurie A. Myers

On September 23, 2021, we entered into an employment agreement with Ms. Myers. Under the terms of Ms. Myers’ employment agreement, she holds the positions of Executive Vice President and Chief Operating Officer. The employment agreement originally provided for a base salary of $400,000 annually, which was increased to $424,000, effective January 1, 2023. In addition, Ms. Myers is eligible to receive an annual bonus, with a target amount equal to twenty-five percent (25%) of Ms. Myers’ annual base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Ms. Myers’ individual performance, as recommended by the Chief Executive Officer. Pursuant to the terms of her employment agreement, Ms. Myers is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

We may terminate Ms. Myers’ employment at any time without cause upon providing written notice to Ms. Myers, and Ms. Myers may terminate her employment at any time for any reason, including for Good Reason (as that term is defined in Ms. Myers’ employment agreement).

If Ms. Myers’ employment is terminated by the Company without cause or by Ms. Myers for Good Reason, Ms. Myers will be entitled to receive, subject to her signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Ms. Myers’ base salary, within 60 days following the date of termination. In addition, all stock options and stock appreciation rights held by Ms. Myers, which would have vested if she had remained employed for an additional four (4) months following the date of termination, shall become vested and exercisable as of the date of termination for the remainder of their full term. If Ms. Myers’ employment is terminated by the Company without cause or by Ms. Myers for Good Reason within twelve (12) months of a Change of Control, Ms. Myers will be entitled to receive, subject to her signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Ms. Myers’ base salary, within 60 days following the date of termination; provided however, if any payment or benefits would constitute an “parachute payment” as defined in Section 280(G) of the Internal Revenue Code, the payments will be the greater of (i) the largest amount to ensure that no portion of those payments be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and (ii) the amount of the full payment, less all taxes, including the excise tax imposed by Section 4999 of the Internal Revenue Code. In addition, all stock options and stock appreciation rights held by Ms. Myers shall become vested and exercisable as of the date of termination for the remainder of their full term.

Louis G. Van Horn

On September 23, 2021, we entered into an employment agreement with Mr. Van Horn. Under the terms of Mr. Van Horn’s employment agreement, he holds the positions of Executive Vice President and Chief Financial Officer. The employment agreement originally provided for a base salary of $380,000 annually, which was increased to $406,600, effective January 1, 2023. In addition, Mr. Van Horn is eligible to receive an annual bonus, with a target amount equal to twenty-five percent (25%) of Mr. Van Horn’s annual base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Mr. Van Horn’s individual performance, as recommended by the Chief Executive Officer. Pursuant to the terms of his employment agreement, Mr. Van Horn is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

We may terminate Mr. Van Horn’s employment at any time without cause upon providing written notice to Mr. Van Horn, and Mr. Van Horn may terminate his employment at any time for any reason, including for Good Reason (as that term is defined in Mr. Van Horn’s employment agreement).

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If Mr. Van Horn’s employment is terminated by the Company without cause or by Mr. Van Horn for Good Reason, Mr. Van Horn will be entitled to receive, subject to his signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Mr. Van Horn’s base salary, within 60 days following the date of termination. In addition, all stock options and stock appreciation rights held by Mr. Van Horn, which would have vested if he had remained employed for an additional four (4) months following the date of termination, shall become vested and exercisable as of the date of termination for the remainder of their full term. If Mr. Van Horn’s employment is terminated by the Company without cause or by Mr. Van Horn for Good Reason within twelve (12) months of a Change of Control, Mr. Van Horn will be entitled to receive, subject to his signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Mr. Van Horn’s base salary, within 60 days following the date of termination; provided however, if any payment or benefits would constitute an “parachute payment” as defined in Section 280(G) of the Internal Revenue Code, the payments will be the greater of (i) the largest amount to ensure that no portion of those payments be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and (ii) the amount of the full payment, less all taxes, including the excise tax imposed by Section 4999 of the Internal Revenue Code. In addition, all stock options and stock appreciation rights held by Mr. Van Horn shall become vested and exercisable as of the date of termination for the remainder of their full term.

Craig S. Gilgallon, Esq.

On September 23, 2021, we entered into an employment agreement with Mr. Gilgallon. Under the terms of Mr. Gilgallon’s employment agreement, he holds the positions of Executive Vice President and General Counsel. The employment agreement originally provided for a base salary of $380,000 annually, which was increased to $402,800, effective January 1, 2023. In addition, Mr. Gilgallon is eligible to receive an annual bonus, with a target amount equal to twenty-five percent (25%) of Mr. Gilgallon’s annual base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Mr. Gilgallon’s individual performance, as recommended by the Chief Executive Officer. Pursuant to the terms of his employment agreement, Mr. Gilgallon is also eligible to participate in all incentive and deferred compensation programs, and other executive retirement plans available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

We may terminate Mr. Gilgallon’s employment at any time without cause upon providing written notice to Mr. Gilgallon, and Mr. Gilgallon may terminate his employment at any time for any reason, including for Good Reason (as that term is defined in Mr. Gilgallon’s employment agreement).

If Mr. Gilgallon’s employment is terminated by the Company without cause or by Mr. Gilgallon for Good Reason, Mr. Gilgallon will be entitled to receive, subject to his signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Mr. Gilgallon’s base salary, within 60 days following the date of termination. In addition, all stock options and stock appreciation rights held by Mr. Gilgallon, which would have vested if he had remained employed for an additional four (4) months following the date of termination, shall become vested and exercisable as of the date of termination for the remainder of their full term. If Mr. Gilgallon’s employment is terminated by the Company without cause or by Mr. Gilgallon for Good Reason within twelve (12) months of a Change of Control, Mr. Gilgallon will be entitled to receive, subject to his signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Mr. Gilgallon’s base salary, within 60 days following the date of termination; provided however, if any payment or benefits would constitute an “parachute payment” as defined in Section 280(G) of the Internal Revenue Code, the payments will be the greater of (i) the largest amount to ensure that no portion of those payments be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and (ii) the amount of the full payment, less all taxes, including the excise tax imposed by Section 4999 of the Internal Revenue Code. In addition, all stock options and stock appreciation rights held by Mr. Gilgallon shall become vested and exercisable as of the date of termination for the remainder of their full term.

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Outstanding Equity Awards at 2022 Fiscal Year-End

Name	Grant date		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Shane J. Schaffer	2-25-2022	(1)	-	67,500	1.38	2-25-2032
	12-7-2021	(2)	44,917	134,751	6.00	12-7-2031
Laurie A. Myers	2-25-2022	(1)	-	30,000	1.38	2-25-2032
	12-7-2021	(2)	16,844	50,532	6.00	12-7-2031
Louis G. Van Horn	2-25-2022	(1)	-	30,000	1.38	2-25-2032
	12-7-2021	(2)	16,844	50,532	6.00	12-7-2031
Craig S. Gilgallon	2-25-2022	(1)	-	30,000	1.38	2-25-2032
	12-7-2021	(2)	16,844	50,532	6.00	12-7-2031

(1)

The option vests as follows: 25% on the one-year anniversary of the date of grant and the remaining shares in substantially equal monthly installments over the 36-month period following the initial vesting date.

(2)	The options vest in four equal annual installments beginning on the one-year anniversary of the grant date.

Director Compensation

The following table sets forth information regarding compensation awarded to, earned by or paid to each of the non-employee members of our Board of Directors for their service as a director during 2022 other than for reimbursement of reasonable expenses incurred in attending meetings of our Board of Directors and committees of the Board of Directors.

2022 Director Compensation Table

Name	Fees earned or paid in cash ($)	Option awards ($)(1)	Total ($)
Scott Applebaum(2)	17,333	15,600	32,933
Jeff Conroy (3)	49,000	10,080	59,080
Patrick Gallagher	38,196	10,080	48,276
Gregg Givens	56,305	10,080	66,385
Jeff Hargroves (3)	37,875	10,080	47,955
Curt Medeiros	44,016	10,080	54,096
Peter Werth	38,030	10,080	48,110

(1)

The amounts reflect the grant date fair value of the non-qualified stock options awarded on February 25, 2022 to the non-employee directors except Mr. Applebaum and on August 9, 2022 to Mr. Applebaum in accordance with FASB ASC Topic 718. The fair market value of the option awards was determined using the Black-Scholes Model. See footnote 2 to the Summary Compensation Table for the assumptions used to estimate the grant-date fair value of the stock option awards granted in February 2022. See Note 11 to our consolidated financial statements for the year ended December 31, 2022 in our Annual Report on Form 10-K for the year ended December 31, 2022 for the weighted average assumptions used to estimate the stock option awards in 2022.

As of December 31, 2022, Messrs. Conroy, Gallagher, Givens, Medeiros and Werth held 17,983 non-qualified stock options, and Mr. Applebaum held 12,000 non-qualified stock options.

(2)	Mr. Applebaum was appointed the Board of Directors on August 9, 2022.

(3)	Messrs. Conroy and Hargroves resigned from the Board of Directors, effective January 5, 2023 and September 23, 2022, respectively.

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2022 Director Compensation Program

Our Compensation Committee and Board of Directors approved a director compensation program for our non-employee directors, effective January 1, 2022. This program provides for the following annual cash compensation:

●	Director retainer - $35,000

●	Committee chair retainer:

○	Audit - $15,000
○	Compensation - $10,000
○	Nominating and Corporate Governance - $8,000

●	Committee member retainer:

○	Audit - $7,500
○	Compensation - $5,000
○	Nominating and Corporate Governance - $4,000

If the Board of Directors appoints a lead independent director, that individual would receive an additional annual cash retainer equal to $20,000. All cash fees will be paid quarterly in arrears and shall be pro-rated based on the number of whole or partial months served during a calendar year. Although directors are not paid meeting fees, the lead independent director, if any, and the Chairman of the Compensation Committee may determine to pay meeting fees for one or more meetings to the extent the number of Board or committee meetings exceeds the typical number of meetings during the year. We will also reimburse non-employee directors for reasonable expenses incurred in connection with attending board of director and committee meetings. Non-employee directors will receive an annual stock option award, which will vest in a single installment on the first anniversary of the date of grant. Each non-employee director, except for Mr. Applebaum, received a non-qualified stock option award of 9,000 options on February 25, 2022. Newly appointed non-employee directors receive an initial non-qualified stock option award of 12,000 options. Mr. Applebaum received a non-qualified stock option award of 12,000 options on August 9, 2022.

Dr. Schaffer, our Chief Executive Officer, serves as Chairman of our Board of Directors but does not receive additional compensation for his service as a director. See the Summary Compensation Table for a description of Dr. Schaffer’s 2022 compensation.

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Equity Compensation Plan Information

In September 2021, our Board of Directors and stockholders adopted the 2021 Omnibus Equity Incentive Plan (the “Equity Plan”), which provides for the grant of incentive stock options and non-qualified stock options to purchase shares of our common stock and other types of awards. The general purpose of the Equity Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders.

The following table provides information as of December 31, 2022 with respect to shares of our common stock that may be issued pursuant to our equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Plan category	(a)	(b)	(c)(2)
Equity compensation plans approved by security holders (1)	861,019	$4.16	1,066,791
Equity compensation plans not approved by security holders	—	$—	—
Total	861,019	$4.16	1,066,791

(1)	The amounts shown in this row include securities under the Equity Plan.

(2)	In accordance with the “evergreen” provision in our Equity Plan, an additional 858,500 shares of our common stock were automatically made available for issuance on the first day of 2023, which represents 5% of the number of fully-diluted shares outstanding on December 31, 2022 (rounded to the nearest 1,000 share increment). These shares are excluded from the shares disclosed in the table.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock as of April 19, 2023 (unless otherwise noted) by:

●	each person or group known to us who beneficially owns more than 5% of our common stock;

●	each of our directors;

●	each of our Named Executive Officers; and

●	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares of common stock as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options or warrants held by such person that are currently exercisable or will become exercisable within 60 days of April 19, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned		Percent of Class (2)

5% or Greater Stockholders
Matthew Brams, MD	655,269	(3)	5.79%
Named Executive Officers and Directors
Shane J. Schaffer, Pharm.D.	986,077	(4)	8.61%
Laurie A. Myers	74,482	(5)	*
Louis G. Van Horn, MBA	182,825	(6)	1.61%
Craig S. Gilgallon, Esq.	226,081	(7)	1.99%
Scott Applebaum	-	(8)	-
Patrick Gallagher, MBA	79,604	(9)	*
Gregg Givens	212,064	(10)	1.87%
Curt Medeiros	11,246	(11)	*
Peter J. Werth	1,016,560	(12)	8.97%
All Directors and Executive Officers as a group (11 persons)	3,966,571	(13)	34.76%

*	Denotes less than 1%.

(1)

Unless noted otherwise, the address of all listed stockholder is 1901 W. 47th Place, Kansas City, KS 66205. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

(2)	We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which is generally determined by voting power and/or dispositive power with respect to securities. Percentage ownership is based on 11,309,412 shares of common stock issued and outstanding as of April 19, 2023, plus any shares issuable upon exercise of options or warrants that are exercisable with 60 days of April 19, 2023 held by such person.

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(3)

Dr. Brams is our Chief Medical Officer. Includes 5,029 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 19, 2023. Does not include 26,963 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 19, 2023.

(4)

Includes (i) 70,738 shares of our common stock issuable upon exercise of warrants that are currently exercisable, (ii) 66,011 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 19, 2023, and (iii) 807,828 shares of common stock held by Fountainhead Shrugged, LLC. Dr. Schaffer is the manager of Fountainhead Shrugged, LLC and has voting and investment power over the securities held by Fountainhead Shrugged, LLC. Does not include 271,157 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 19, 2023.

(5)

Includes 26,219 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 19, 2023. Does not include 111,157 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 19, 2023.

(6)	Includes (i) 141,606 shares of common stock held by Louis G. Van Horn Trust, 12/23/19. Mr. Van Horn is the Trustee of Louis G. Van Horn Trust, 12/23/19 and has voting and investment power over the securities held by Louis G. Van Horn Trust, 12/23/19 and (ii) 26,219 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 19, 2023. Does not include 121,157 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 19, 2023.

(7)	Includes (i) 5,016 shares of our common stock issuable upon exercise of warrants that are currently exercisable, (ii) 26,219 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 19, 2023, and (iii) 185,296 shares of common stock held by The Limerick Group, LLC . Mr. Gilgallon is the sole member of The Limerick Group, LLC and has voting and investment power over the securities held by Limerick Group, LLC. Does not include 111,157 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 19, 2023.

(8)	Does not include 12,000 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 19, 2023.

(9)

Includes 11,246 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 19, 2023. Does not include 6,737 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 19, 2023.

(10)

Includes (i) 16,500 shares of our common stock issuable upon exercise of warrants that are currently exercisable, (ii) 11,246 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 19, 2023, and (iii) 30,000 shares of common stock held by Mr. Givens’ children. Does not include 6,737 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 19, 2023.

(11)	Includes 11,246 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 19, 2023. Does not include 6,737 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 19, 2023.

(12)	Includes (i) 8,300 shares of our common stock issuable upon exercise of warrants that are currently exercisable, (ii) 11,246 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 19, 2023, and (iii) 975,165 shares of common stock held by Werth Family Investment Associates. Mr. Werth is the manager of Werth Family Investment Associates LLC and has voting and investment power over the securities held by Werth Family Investment Associates LLC. Does not include 6,737 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 19, 2023.

(13)	Does not include 688,033 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 19, 2023.

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TRANSACTIONS WITH RELATED PERSONS

The following is a description of transactions since January 1, 2021 to which we have been a participant in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our voting securities, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements.

Related Party Notes

On February 26, 2020, CTx issued a $314,000 promissory note (the “February Note”) to Matthew Brams, our Chief Medical Officer. On September 30, 2020, we issued a $40,000 promissory note (the “September Note”, and together with the February Note, the “Brams Notes”) to Mr. Brams. The Brams Notes accrued interest at the rate of 8% per annum. The principal of the Brams Notes and accrued interest thereon was convertible, at Dr. Brams’ option into preferred units of CTx at a Twenty-Five (25%) Percent discount to the offered unit price at the time of conversion. We had the right to prepay these notes without penalty or premium. On each of December 30, 2020 and July 1, 2020, we made a $100,000 repayment of the February Note. The February Note, which initially matured on February 24, 2021 was extended for an additional 12 months to February 24, 2022. The September Note, which initially matured on September 30, 2021 was extended to February 24, 2022. On July 1, 2021 we made a $100,000 payment on the February Note and on August 17, 2021, we made a $50,000 payment on the February Note. As of closing of our IPO, we owed $104,000 and $37,025 in principal and interest, respectively, on the Brams Notes, which were paid in full in December 2021with IPO proceeds.

On July 25, 2020, CTx issued a $100,000 promissory note (the “July Note”) to Raul R. Silva, our Executive Vice President and Chief Science Officer. The July Note accrued interest at the rate of 8% per annum. The principal of the July Note and accrued interest thereon was convertible, at Dr. Silva’s option into preferred units of CTx at a Twenty-Five (25%) Percent discount to the offered unit price at the time of conversion. We had the right to prepay this note without penalty or premium. The July Note, which initially matured on July 24, 2021, was extended for an additional seven months to February 24, 2022. As of the closing of our IPO, we owed $100,000 and $11,047 in principal and interest, respectively, on the July Note, which was paid in full in December 2021 with IPO proceeds.

On February 1, 2020, CTx issued a $500,000 promissory note to Dresch, Inc., a former CTx member (the “Member Note”, and together with the Brams Notes and the July Note, the “Related Party Notes”). Principal and interest of the Member Note was convertible upon lender’s notice into preferred units of CTx at the offered unit prices at the time of conversion. On September 30, 2020, $353,665 was converted to 246,096 Preferred Units of CTx at the current unit price in accordance with the terms of the Member Note leaving a note payable amount of $146,335. The Member Note, which initially matured on February 1, 2021 was extended for an additional 12 months to February 1, 2022. As of the closing of our IPO, we owed $146,335 and $39,941 in principal and interest, respectively, on the Member Note, which was paid in full in December 2021 with IPO proceeds.

Initial Public Offering

Patrick Gallagher, a member of our Board of Directors, is a Senior Managing Director at Laidlaw & Co. and a Managing Partner at Laidlaw Venture Partners. Laidlaw & Company (UK) Ltd. acted as co-lead book-running underwriter for our IPO, which closed December 10, 2021. The discounts and commissions paid to Laidlaw & Company (UK) Ltd. in connection with the IPO were approximately $500,000.

WFIA Note

On August 9, 2022, CTx issued a $5.0 million promissory note in favor of WFIA (the “WFIA Note”). Peter Werth, a member of our Board of Directors is manager of WFIA. The WFIA Note is unsecured with interest accruing at 15% per annum. Outstanding principal and all accrued and unpaid interest are due and payable on August 8, 2025, or 120 days following written demand made by WFIA during the first five business days of a calendar quarter beginning April 1, 2023. CTx may prepay the WFIA Note, in whole or in part, without premium or penalty; provided, that no amount repaid may be reborrowed. As of December 31, 2022, the entire $5.0 million and accrued interest of $0.3 was outstanding on the WFIA Note.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

Policies and Procedures for Related Party Transactions

We adopted policies and procedures for related party transactions that prohibit our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, or related parties, from entering into a transaction with us without the prior consent of our board of directors acting through the Audit committee or, in certain circumstances, the chairman of the Audit committee. Any request for us to enter into a transaction with a related party, in which the amount involved will, or may be expected to, exceed $100,000 and such related party would have a direct or indirect interest must first be presented to our Audit committee, or in certain circumstances the chairman of our Audit committee, for review, consideration and approval. In approving or rejecting any such proposal, our Audit committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related person’s interest in the transaction.

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PROPOSAL 2: RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed KPMG LLP (“KPMG”) as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2023, and has further recommended that our Board submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

A representatives of KPMG will attend the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

Our independent registered public accounting firm is KPMG LLP, Kansas City, MO. The following table summarizes the fees billed by KPMG for audit and other services provided to the Company for the fiscal years ended December 31, 2022 and 2021:

	2022	2021
Audit Fees (1)	$440,000	$1,100,000
Audit-Related Fees	—	—
Tax Fees (2)	68,125	527,040
All Other Fees	—	—
Total	$508,125	$1,627,040

(1)	Audit fees consist of fees for our quarterly reviews and audits of our financial statements, and fees relating to registration statement reviews, consents and comfort letters.

(2)	Tax fees consist of fees for tax compliance services, including preparation and review of tax returns and general tax consulting services.

Pre-Approval Policy

The Audit Committee or its Chairman pre-approves audit and non-audit services to be rendered to the Company and establishes a dollar limit on the amount of fees the Company will pay for each category of services. Generally, management will submit to the Audit Committee a list of services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. The Audit Committee is informed from time to time of the non-audit services provided pursuant to the pre-approval process. During the year, the Audit Committee periodically reviews the types of services and dollar amounts approved and adjusts such amounts, as it deems appropriate. Unless a service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee or its Chairman. Any service pre-approved by the Chairman will be presented to the Audit Committee at its next regularly scheduled meeting. The Audit Committee also periodically reviews all non-audit services to ensure such services do not impair the independence of the Company’s independent registered public accounting firm. All services rendered by KPMG LLP after our IPO in our fiscal years ended December 31, 2022 and 2021 were pre-approved by our Audit Committee.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF

KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR

ENDING DECEMBER 31, 2023.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Cingulate Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2022 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2022.

2.	The Audit Committee has discussed with representatives of KPMG LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

3.	The Audit Committee has discussed with KPMG LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

Gregg Givens, Chairman

Scott Applebaum

Curt Medeiros

*The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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PROPOSAL 3: APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING

RULE 5635(D), THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND

OUTSTANDING COMMON STOCK PURSUANT TO THE COMPANY’S PURCHASE AGREEMENT

WITH LINCOLN PARK CAPITAL FUND, LLC

On April 24, 2023, we entered into a purchase agreement (“Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”) and a registration rights agreement (the “Registration Agreement”) pursuant to which Lincoln Park has agreed to purchase from us up to an aggregate of $12.0 million worth of our common stock, subject to certain limitations and conditions set forth in the Purchase Agreement which is attached hereto as Appendix A. As consideration for its commitment to purchase shares of our common stock under the Purchase Agreement, we issued 368,023 shares of common stock to Lincoln Park as commitment shares (the “Commitment Shares”).

We are submitting this Proposal 3 to you in order to obtain the requisite stockholder authorization in accordance with The Nasdaq Listing Rules to sell more than 20% of our issued and outstanding common stock to Lincoln Park (as of the date we entered into the Purchase Agreement), if we so choose, as more fully described below.

Agreements with Lincoln Park

Under the terms and subject to the conditions of the Purchase Agreement, we have the right, but not the obligation, to sell to Lincoln Park, and Lincoln Park is obligated to purchase up to $12.0 million worth of shares of common stock. Such sales of common stock by us, if any, will be subject to certain limitations, and may occur from time to time, at our sole discretion, over the 36-month period commencing after certain conditions have been satisfied (“Commencement Date”) pursuant to the Purchase Agreement and the Registration Agreement.

Thereafter, from time to time, at our sole discretion, on any business day that we select on which the closing sale price of our common stock is less than $1.00 per share, we may direct Lincoln Park to purchase up to 30,000 shares of our common stock in a “Regular Purchase” on such business day, provided, however, that (i) the Regular Purchase may be increased to up to 40,000 shares of our common stock, provided that the closing sale price of our common stock is not below $1.00 on the purchase date, (ii) the Regular Purchase may be increased to up to 60,000 shares of our common stock, provided that the closing sale price of our common stock is not below $1.50 on the purchase date, and (iii) the Regular Purchase may be increased to up to 80,000 shares of our common stock, provided that the closing sale price of our common stock is not below $2.00 on the purchase date (such share amount limitation, the “Regular Purchase Share Limit”). In each case, Lincoln Park’s maximum commitment in any single Regular Purchase may not exceed $500,000. The Regular Purchase Share Limit is subject to proportionate adjustment in the event of a reorganization, recapitalization, non-cash dividend, stock split or other similar transaction; provided, that if after giving effect to such full proportionate adjustment, the adjusted Regular Purchase Share Limit would preclude us from requiring Lincoln Park to purchase shares of our common stock at an aggregate purchase price equal to or greater than $150,000 in any single Regular Purchase, then the Regular Purchase Share Limit will not be fully adjusted, but rather the Regular Purchase Share Limit for such Regular Purchase shall be adjusted as specified in the Purchase Agreement, such that, after giving effect to such adjustment, the Regular Purchase Share Limit will be equal to (or as close as can be derived from such adjustment without exceeding) $150,000.

The purchase price per share for each such Regular Purchase will be equal to the lower of: (i) the lowest sale price for our common stock on the purchase date for such shares of our common stock; and (ii) the arithmetic average of the three lowest closing sale prices for our common stock during the 10 consecutive business days ending on the business day immediately preceding the purchase date of such shares of our common stock.

In addition to Regular Purchases described above, we may also direct Lincoln Park, on any business day on which we have properly submitted a Regular Purchase notice directing Lincoln Park to purchase the maximum number of shares of our common stock that we are then permitted to include in a single Regular Purchase notice, to purchase an additional amount of our common stock, which we refer to as an Accelerated Purchase, not to exceed the lesser of: (i) 30% of the aggregate number of shares of our common stock traded on the applicable Accelerated Purchase date; and (ii) three times the number of purchase shares purchased pursuant to the corresponding Regular Purchase.

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The purchase price per share for each such Accelerated Purchase will be equal to 95% of the lower of: (i) the volume weighted average price of our common stock on Nasdaq on the applicable Accelerated Purchase date; and (ii) the closing sale price of our common stock on the Nasdaq on the applicable Accelerated Purchase date.

We may also direct Lincoln Park on a business day on which an Accelerated Purchase has been completed and all of the shares of our common stock to be purchased thereunder (and under the corresponding Regular Purchase) have been properly delivered to Lincoln Park in accordance with the Purchase Agreement prior to such time on such business day, to purchase an additional amount of our common stock, which we refer to as an Additional Accelerated Purchase, of up to the lesser of: (i) 30% of the aggregate number of shares of our common stock traded on such Accelerated Purchase date; and (ii) three times the number of purchase shares purchased pursuant to the Regular Purchase corresponding to the Accelerated Purchase that was completed on such Accelerated Purchase date on which an Additional Accelerated Purchase notice was properly received.

The purchase price per share for each such Additional Accelerated Purchase will be equal to 95% of the lower of: (i) the volume weighted average price of our common stock on the applicable Additional Accelerated Purchase date; and (ii) the closing sale price of our common stock on the applicable Additional Accelerated Purchase date.

In all instances, we may not sell shares of our common stock to Lincoln Park under the Purchase Agreement if it would result in Lincoln Park beneficially owning more than 4.99% of our common stock. There are no upper limits on the price per share that Lincoln Park must pay for shares of common stock.

We currently intend to use the net proceeds from the sale of securities to Lincoln Park for continued research and development and commercialization activities of CTx-1301, continued research and development of CTx-1302 and CTx-2103, and for working capital, capital expenditures and general corporate purposes, including investing further in research and development efforts.

Requirement to Seek Stockholder Approval

As a result of our listing on The Nasdaq Capital Market, issuances of our common stock are subject to the Nasdaq Marketplace Rules, including Rule 5635(d), which requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of shares of our common stock (or securities convertible into or exercisable for shares of our common stock) at a price less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement if such issuance would result in the issuance of more than 19.99% of the shares of our common stock outstanding immediately prior to the execution of the agreements related to such issuance (the “Nasdaq 20% Rule”).

Under the Nasdaq 20% Rule, in no event may we issue or sell to Lincoln Park under the Purchase Agreement more than 19.99% of the shares of our common stock outstanding immediately prior to the execution of the Purchase Agreement (which was 2,260,751 shares, including the Commitment Shares, based on 11,309,412 shares outstanding immediately prior to the execution of the Purchase Agreement) (the “Exchange Cap”), unless (i) we obtain stockholder approval to issue shares of common stock in excess of the Exchange Cap or (ii) the average price of all shares of common stock issued to Lincoln Park under the Purchase Agreement equals or exceeds $1.232 per share which represents the lower of (A) the official closing price of our Common Stock on Nasdaq on the trading day immediately preceding the date of the Purchase Agreement and (B) the average official closing price of our Common Stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the date of the Purchase Agreement, as adjusted under applicable Nasdaq rules to take into account the issuance of shares of Common Stock to Lincoln Park for non-cash consideration as payment of the commitment fee described below so that the Exchange Cap limitation would not apply to issuances and sales of Common Stock under the Purchase Agreement pursuant to the rules and regulations of Nasdaq (the “Minimum Price”).

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As of April 25, 2023, we had issued the 368,023 Commitment Shares under the Purchase Agreement, leaving 1,892,728 shares of our Common Stock available for issuance under the Purchase Agreement without (i) seeking stockholder approval or (ii) assuming the average price per share of such shares equals or exceeds the Minimum Price. In any event, the Purchase Agreement specifically provides that we may not issue or sell any shares of our common stock under the Purchase Agreement if such issuance or sale would breach any applicable Nasdaq rules, including the Nasdaq 20% Rule. Based on the closing sale price of our common stock as reported on The Nasdaq Capital Market on April 21, 2023, to fully utilize the amount available to us, we would need to issue 11,906,484 shares of common stock to Lincoln Park (which includes the Commitment Shares), which would be in excess of the Nasdaq 20% Rule. Accordingly, in order to be able to sell to Lincoln Park the full amount available under the Purchase Agreement, we are seeking stockholder approval to issue 20% or more of our outstanding shares as of the date we entered into the Purchase Agreement with Lincoln Park.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve Proposal 3, we will be unable to issue shares of common stock to Lincoln Park pursuant to the Purchase Agreement in excess of the Exchange Cap if sold at a price less than the Minimum Price.

Effect of Approval

Upon obtaining the stockholder approval requested in this Proposal 3, we would no longer be bound by the Nasdaq 20% Rule restriction on issuances of common stock to Lincoln Park. If this Proposal 3 is approved by our stockholders, we would be able to issue more than the original Exchange Cap (or 2,260,751 shares, which includes the Commitment Shares) to Lincoln Park under the Purchase Agreement at a price less than the Minimum Price. The maximum number of shares of common stock that we may issue would fluctuate from time to time based on the price of our common stock; however we would seek additional stockholder approval before agreeing to any increase in the value of the shares of common stock we may issue to Lincoln Park under the Purchase Agreement above $12.0 million. In addition, the additional shares that we could issue to Lincoln Park will result in greater dilution to existing stockholders and may result in a decline in our stock price or greater price volatility. Each additional share of common stock that would be issuable to Lincoln Park would have the same rights and privileges as each share of our currently authorized common stock.

Reasons for Transaction and Effect on Current Stockholders

Our Board has determined that the Purchase Agreement with Lincoln Park is in the best interests of the Company and its stockholders because the right to sell shares to Lincoln Park provides the Company with a potential source of capital and the ability to access that capital when and as needed.

The Purchase Agreement does not affect the rights of the holders of outstanding common stock, but the sale of shares to Lincoln Park pursuant to the terms of the Purchase Agreement will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

Vote Required and Recommendation of our Board

If a quorum is present, the number of affirmative votes cast in favor of this Proposal 3 must exceed the number of votes cast against the proposal for approval of this proposal; provided, however, that the vote of any shares of our common stock issued to Lincoln Park pursuant to the Purchase Agreement will not be counted in determining whether or not Proposal 3 is approved.

The Board recommends that stockholders vote FOR the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of more

THAN 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC.

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STOCKHOLDER PROPOSALS

Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

In order for a stockholder proposal to be eligible to be included in the Company’s proxy statement and proxy card for the 2024 Annual Meeting of Stockholders, the proposal must (1) be received by the Company at its principal executive offices, 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205, Attn: Craig S. Gilgallon, Secretary, on or before December 30, 2023, and (2) concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations and the Company’s Bylaws and policies, and must otherwise comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Director Nominations and Other Business to be Brought Before the 2024 Annual Meeting of Stockholders

Notice of any director nomination or the proposal of other business that you intend to present at the 2024 Annual Meeting of Stockholders, but do not intend to have included in the Company’s proxy statement and form of proxy relating to the 2024 Annual Meeting of Stockholders, must be received by the Company at its principal executive offices, 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205, Attn: Craig S. Gilgallon, Secretary, not earlier than the close of business on February 16, 2024 and not later than the close of business on March 17, 2024. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after the anniversary date of the 2023 Annual Meeting of Stockholders, the notice must be delivered to the Company not earlier than the 120th day prior to the 2024 Annual Meeting of Stockholders and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company. In addition, your notice must include the information required by the Company’s Bylaws with respect to each director nomination or proposal of other business that you intend to present at the 2024 Annual Meeting of Stockholders.

In addition to satisfying the foregoing requirements pursuant to the Company’s Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Cingulate’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 16, 2024. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under the Company’s Bylaws as described in this section and it shall not extend any such deadline set forth in the Company’s Bylaws.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC may be obtained without charge by writing to Cingulate Inc., 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205, Attn: Craig S. Gilgallon, Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on April 19, 2023. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2022 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Cingulate Inc., Attn: Craig S. Gilgallon, Secretary, 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205 or by phone at (913) 942-2300. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

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OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Craig S. Gilgallon
Craig S. Gilgallon
Executive Vice President, General Counsel and Secretary

May 5, 2023
Kansas City, Kansas

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Appendix A

Execution Version

PURCHASE AGREEMENT

PURCHASE AGREEMENT (the “Agreement”), dated as of April 24, 2023, by and between CINGULATE INC., a Delaware corporation (the “Company”), and LINCOLN PARK CAPITAL FUND, LLC, an Illinois limited liability company (the “Investor”).

WHEREAS:

Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Investor, and the Investor wishes to buy from the Company, up to Twelve Million Dollars ($12,000,000) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). The shares of Common Stock to be purchased hereunder are referred to herein as the “Purchase Shares.”

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1. CERTAIN DEFINITIONS.

For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Accelerated Purchase Date” means, with respect to any Accelerated Purchase made pursuant to Section 2(b) hereof, the Business Day immediately following the applicable Purchase Date with respect to the corresponding Regular Purchase referred to in clause (i) of the second sentence of Section 2(b) hereof.

(b) “Accelerated Purchase Minimum Price Threshold” means, with respect to any Accelerated Purchase made pursuant to Section 2(b) hereof, the greater of (i) seventy-five percent (75%) of the Closing Sale Price of the Common Stock on the applicable Purchase Date with respect to the corresponding Regular Purchase referred to in clause (i) of the second sentence of Section 2(b) hereof and (ii) the minimum per share price threshold set forth in the applicable Accelerated Purchase Notice.

(c) “Accelerated Purchase Notice” means, with respect to an Accelerated Purchase made pursuant to Section 2(b) hereof, an irrevocable written notice from the Company to the Investor directing the Investor to purchase the number of Purchase Shares specified by the Company therein as the Accelerated Purchase Share Amount to be purchased by the Investor (such specified Accelerated Purchase Share Amount subject to adjustment in accordance with Section 2(b) hereof as necessary to give effect to the Purchase Share amount limitations applicable to such Accelerated Purchase Share Amount as set forth in this Agreement) at the applicable Accelerated Purchase Price on the applicable Accelerated Purchase Date for such Accelerated Purchase.

(d) “Accelerated Purchase Price” means, with respect to an Accelerated Purchase made pursuant to Section 2(b) hereof, ninety-five percent (95%) of the lower of (i) the VWAP for the period beginning at 9:30:01 a.m., Eastern time, on the applicable Accelerated Purchase Date, or such other time publicly announced by the Principal Market as the official open (or commencement) of trading on the Principal Market on such applicable Accelerated Purchase Date (the “Accelerated Purchase Commencement Time”), and ending at the earliest of (A) 4:00:00 p.m., Eastern time, on such applicable Accelerated Purchase Date, or such other time publicly announced by the Principal Market as the official close of trading on the Principal Market on such applicable Accelerated Purchase Date, (B) such time, from and after the Accelerated Purchase Commencement Time for such Accelerated Purchase, that the total number (or volume) of shares of Common Stock traded on the Principal Market has exceeded the applicable Accelerated Purchase Share Volume Maximum, and (C) such time, from and after the Accelerated Purchase Commencement Time for such Accelerated Purchase, that the Sale Price has fallen below the applicable Accelerated Purchase Minimum Price Threshold (such earliest of (i)(A), (i)(B) and (i)(C) above, the “Accelerated Purchase Termination Time”), and (ii) the Closing Sale Price of the Common Stock on such applicable Accelerated Purchase Date (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

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(e) “Accelerated Purchase Share Amount” means, with respect to an Accelerated Purchase made pursuant to Section 2(b) hereof, the number of Purchase Shares directed by the Company to be purchased by the Investor in an Accelerated Purchase Notice, which number of Purchase Shares shall not exceed the lesser of (i) 300% of the number of Purchase Shares directed by the Company to be purchased by the Investor pursuant to the corresponding Regular Purchase Notice for the corresponding Regular Purchase referred to in clause (i) of the second sentence of Section 2(b) hereof (subject to the Purchase Share limitations contained in Section 2(a) hereof) and (ii) an amount equal to (A) the Accelerated Purchase Share Percentage multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Principal Market during the period on the applicable Accelerated Purchase Date beginning at the Accelerated Purchase Commencement Time for such Accelerated Purchase and ending at the Accelerated Purchase Termination Time for such Accelerated Purchase.

(f) “Accelerated Purchase Share Percentage” means, with respect to an Accelerated Purchase made pursuant to Section 2(b) hereof, thirty percent (30%).

(g) “Accelerated Purchase Share Volume Maximum” means, with respect to an Accelerated Purchase made pursuant to Section 2(b) hereof, a number of shares of Common Stock equal to (i) the number of Purchase Shares specified by the Company in the applicable Accelerated Purchase Notice as the Accelerated Purchase Share Amount to be purchased by the Investor in such Accelerated Purchase, divided by (ii) the Accelerated Purchase Share Percentage (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

(h) “Additional Accelerated Purchase Date” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, the Business Day (i) that is the Accelerated Purchase Date with respect to the corresponding Accelerated Purchase referred to in clause (i) of the proviso in the second sentence of Section 2(c) hereof and (ii) on which the Investor receives, prior to 1:00 p.m., Eastern time, on such Business Day, a valid Additional Accelerated Purchase Notice for such Additional Accelerated Purchase in accordance with this Agreement.

(i) “Additional Accelerated Purchase Minimum Price Threshold” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, the greater of (i) seventy-five percent (75%) of the Closing Sale Price of the Common Stock on the Business Day immediately preceding the applicable Additional Accelerated Purchase Date with respect to such Additional Accelerated Purchase and (ii) the minimum per share price threshold set forth in the applicable Additional Accelerated Purchase Notice.

(j) “Additional Accelerated Purchase Notice” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, an irrevocable written notice from the Company to the Investor directing the Investor to purchase the number of Purchase Shares specified by the Company therein as the Additional Accelerated Purchase Share Amount to be purchased by the Investor (such specified Additional Accelerated Purchase Share Amount subject to adjustment in accordance with Section 2(c) hereof as necessary to give effect to the Purchase Share amount limitations applicable to such Additional Accelerated Purchase Share Amount as set forth in this Agreement) at the applicable Additional Accelerated Purchase Price on the applicable Additional Accelerated Purchase Date for such Additional Accelerated Purchase.

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(k) “Additional Accelerated Purchase Price” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, ninety-five percent (95%) of the lower of (i) the VWAP for the period on the applicable Additional Accelerated Purchase Date, beginning at the latest of (A) the applicable Accelerated Purchase Termination Time with respect to the corresponding Accelerated Purchase referred to in clause (i) of the proviso in the second sentence of Section 2(c) hereof on such Additional Accelerated Purchase Date, (B) the applicable Additional Accelerated Purchase Termination Time with respect to the most recently completed prior Additional Accelerated Purchase on such Additional Accelerated Purchase Date, as applicable, and (C) the time at which all Purchase Shares subject to all prior Accelerated Purchases and Additional Accelerated Purchases (as applicable), including, without limitation, those that have been effected on the same Business Day as the applicable Additional Accelerated Purchase Date with respect to which the applicable Additional Accelerated Purchase relates, have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement (such latest of (i)(A), (i)(B) and (i)(C) above, the “Additional Accelerated Purchase Commencement Time”), and ending at the earliest of (X) 4:00 p.m., Eastern time, on such Additional Accelerated Purchase Date, or such other time publicly announced by the Principal Market as the official close of trading on the Principal Market on such Additional Accelerated Purchase Date, (Y) such time, from and after the Additional Accelerated Purchase Commencement Time for such Additional Accelerated Purchase, that total number (or volume) of shares of Common Stock traded on the Principal Market has exceeded the applicable Additional Accelerated Purchase Share Volume Maximum, and (Z) such time, from and after the Additional Accelerated Purchase Commencement Time for such Additional Accelerated Purchase, that the Sale Price has fallen below the applicable Additional Accelerated Purchase Minimum Price Threshold (such earliest of (i)(X), (i)(Y) and (i)(Z) above, the “Additional Accelerated Purchase Termination Time”), and (ii) the Closing Sale Price of the Common Stock on such Additional Accelerated Purchase Date (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

(l) “Additional Accelerated Purchase Share Amount” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, the number of Purchase Shares directed by the Company to be purchased by the Investor on an Additional Accelerated Purchase Notice, which number of Purchase Shares shall not exceed the lesser of (i) 300% of the number of Purchase Shares directed by the Company to be purchased by the Investor pursuant to the corresponding Regular Purchase Notice for the corresponding Regular Purchase referred to in clause (i) of the proviso in the second sentence of Section 2(c) hereof (subject to the Purchase Share limitations contained in Section 2(a) hereof) and (ii) an amount equal to (A) the Additional Accelerated Purchase Share Percentage multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Principal Market during the period on the applicable Additional Accelerated Purchase Date beginning at the Additional Accelerated Purchase Commencement Time for such Additional Accelerated Purchase and ending at the Additional Accelerated Purchase Termination Time for such Additional Accelerated Purchase.

(m) “Additional Accelerated Purchase Share Percentage” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, thirty percent (30%).

(n) “Additional Accelerated Purchase Share Volume Maximum” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, a number of shares of Common Stock equal to (i) the number of Purchase Shares specified by the Company in the applicable Additional Accelerated Purchase Notice as the Additional Accelerated Purchase Share Amount to be purchased by the Investor in such Additional Accelerated Purchase, divided by (ii) the Additional Accelerated Purchase Share Percentage (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

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(o) “Alternate Adjusted Regular Purchase Share Limit” means, with respect to a Regular Purchase made pursuant to Section 2(a) hereof, the maximum number of Purchase Shares which, taking into account the applicable per share Purchase Price therefor calculated in accordance with this Agreement, would enable the Company to deliver to the Investor, on the applicable Purchase Date for such Regular Purchase, a Regular Purchase Notice for a Purchase Amount equal to, or as closely approximating without exceeding, One Hundred Fifty Thousand Dollars ($150,000).

(p) “Available Amount” means, initially, Twelve Million Dollars ($12,000,000) in the aggregate, which amount shall be reduced by the Purchase Amount each time the Investor purchases Purchase Shares pursuant to Section 2 hereof.

(q) “Average Price” means a price per Purchase Share (rounded to the nearest tenth of a cent) equal to the quotient obtained by dividing (i) the aggregate gross purchase price paid by the Investor for all Purchase Shares purchased pursuant to this Agreement, by (ii) the aggregate number of Purchase Shares issued pursuant to this Agreement.

(r) “Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

(s) “Base Price” means a price per Purchase Share equal to the sum of (i) the Signing Market Price and (ii) $0.20 (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the date of this Agreement).

(t) “Business Day” means any day on which the Principal Market is open for trading, including any day on which the Principal Market is open for trading for a period of time less than the customary time.

(u) “Closing Sale Price” means, for any security as of any date, the last closing sale price for such security on the Principal Market as reported by the Principal Market.

(v) “Confidential Information” means any information disclosed by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including, without limitation, documents, prototypes, samples, plant and equipment), which is designated as “Confidential,” “Proprietary” or some similar designation. Information communicated orally shall be considered Confidential Information if such information is confirmed in writing as being Confidential Information within ten (10) Business Days after the initial disclosure. Confidential Information may also include information disclosed to a disclosing party by third parties. Confidential Information shall not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party without confidential restriction at the time of disclosure by the disclosing party as shown by the receiving party’s files and records immediately prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party’s obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information, as shown by documents and other competent evidence in the receiving party’s possession; or (vi) is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

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(w) “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

(x) “DTC” means The Depository Trust Company, or any successor performing substantially the same function for the Company.

(y) “DWAC Shares” means shares of Common Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and (iii) timely credited by the Company to the Investor’s or its designee’s specified Deposit/Withdrawal at Custodian (DWAC) with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

(z) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa) “Fully Adjusted Regular Purchase Share Limit” means, with respect to any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction from and after the date of this Agreement, the Regular Purchase Share Limit (as defined in Section 2(a) hereof) in effect on the applicable date of determination, after giving effect to the full proportionate adjustment thereto made pursuant to Section 2(a) hereof for or in respect of such reorganization, recapitalization, non-cash dividend, stock split or other similar transaction.

(bb) “Material Adverse Effect” means any material adverse effect on (i) the enforceability of any Transaction Document, (ii) the results of operations, assets, business or financial condition of the Company and its Subsidiaries, taken as a whole, other than any material adverse effect that resulted exclusively from (A) any change in the United States or foreign economies or securities or financial markets in general that does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, (B) any change that generally affects the industry in which the Company and its Subsidiaries operate that does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, (C) any change arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (D) any action taken by the Investor, its affiliates or its or their successors and assigns with respect to the transactions contemplated by this Agreement, (E) the effect of any change in applicable laws or accounting rules that does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, or (F) any change resulting from compliance with terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or (iii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document to be performed as of the date of determination.

(cc) “Maturity Date” means the first day of the month immediately following the thirty-six (36) month anniversary of the Commencement Date.

(dd) “PEA Period” means the period commencing at 9:30 a.m., Eastern time, on the fifth (5th) Business Day immediately prior to the filing of any post-effective amendment to the Registration Statement (as defined herein) or New Registration Statement (as such term is defined in the Registration Rights Agreement), and ending at 9:30 a.m., Eastern time, on the Business Day immediately following, the effective date of any post-effective amendment to the Registration Statement (as defined herein) or New Registration Statement (as such term is defined in the Registration Rights Agreement).

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(ee) “Person” means an individual or entity including but not limited to any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(ff) “Principal Market” means The Nasdaq Capital Market (or any nationally recognized successor thereto); provided, however, that in the event the Company’s Common Stock is ever listed or traded on The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, the NYSE Arca, or the OTCQB or the OTCQX operated by OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing), then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Stock is then listed or traded.

(gg) “Purchase Amount” means, with respect to any Regular Purchase, any Accelerated Purchase or any Additional Accelerated Purchase made hereunder, as applicable, the portion of the Available Amount to be purchased by the Investor pursuant to Section 2 hereof.

(hh) “Purchase Date” means, with respect to a Regular Purchase made pursuant to Section 2(a) hereof, the Business Day on which the Investor receives, after 4:00 p.m., Eastern time, but prior to 5:00 p.m., Eastern time, on such Business Day, a valid Regular Purchase Notice for such Regular Purchase in accordance with this Agreement.

(ii) “Purchase Price” means, with respect to any Regular Purchase made pursuant to Section 2(a) hereof, the lower of: (i) the lowest Sale Price on the applicable Purchase Date for such Regular Purchase and (ii) the arithmetic average of the three (3) lowest Closing Sale Prices for the Common Stock during the ten (10) consecutive Business Days ending on the Business Day immediately preceding such Purchase Date for such Regular Purchase (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction that occurs on or after the date of this Agreement).

(jj) “Regular Purchase Notice” means, with respect to any Regular Purchase pursuant to Section 2(a) hereof, an irrevocable written notice from the Company to the Investor directing the Investor to buy such applicable amount of Purchase Shares at the applicable Purchase Price as specified by the Company therein on the applicable Purchase Date for such Regular Purchase.

(kk) “Sale Price” means any trade price for the shares of Common Stock on the Principal Market as reported by the Principal Market.

(ll) “SEC” means the U.S. Securities and Exchange Commission.

(mm) “Securities” means, collectively, the Purchase Shares and the Commitment Shares.

(nn) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(oo) “Signing Market Price” means $1.0320, representing the average official closing price of the Common Stock on The Nasdaq Capital Market (as reflected on Nasdaq.com) for the five (5) consecutive trading days ending on the trading day immediately preceding the date of this Agreement.

(pp) “Subsidiary” means any Person the Company wholly-owns or controls, or in which the Company, directly or indirectly, owns a majority of the voting stock or similar voting interest, in each case that would be disclosable pursuant to Item 601(b)(21) of Regulation S-K promulgated under the Securities Act.

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(qq) “Transaction Documents” means, collectively, this Agreement and the schedules and exhibits hereto, the Registration Rights Agreement and the schedules and exhibits thereto, and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.

(rr) “Transfer Agent” means Computershare Trust Company, N.A., or such other Person who is then serving as the transfer agent for the Company in respect of the Common Stock.

(ss) “VWAP” means in respect of an Accelerated Purchase Date and an Additional Accelerated Purchase Date, as applicable, the volume weighted average price of the Common Stock on the Principal Market, as reported on the Principal Market or by another reputable source such as Bloomberg, L.P.

2. PURCHASE OF COMMON STOCK.

Subject to the terms and conditions set forth in this Agreement, the Company has the right to sell to the Investor, and the Investor has the obligation to purchase from the Company, Purchase Shares as follows:

(a) Commencement of Regular Sales of Common Stock. Upon the satisfaction of all of the conditions set forth in Sections 7 and 8 hereof (the “Commencement” and the date of satisfaction of such conditions the “Commencement Date”) and thereafter, the Company shall have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of a Regular Purchase Notice from time to time, to purchase up to Thirty Thousand (30,000) Purchase Shares, subject to adjustment as set forth below in this Section 2(a) (such maximum number of Purchase Shares, as may be adjusted from time to time, the “Regular Purchase Share Limit”), at the Purchase Price on the Purchase Date (each such purchase a “Regular Purchase”); provided, however, that (i) the Regular Purchase Share Limit shall be increased to Forty Thousand (40,000) Purchase Shares, if the Closing Sale Price of the Common Stock on the applicable Purchase Date is not below $1.00, (ii) the Regular Purchase Share Limit shall be increased to Sixty Thousand (60,000) Purchase Shares, if the Closing Sale Price of the Common Stock on the applicable Purchase Date is not below $1.50, and (iii) the Regular Purchase Share Limit shall be increased to Eighty Thousand (80,000) Purchase Shares, if the Closing Sale Price of the Common Stock on the applicable Purchase Date is not below $2.00 (all of which share and dollar amounts shall be appropriately proportionately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction; provided that if, after giving effect to the full proportionate adjustment to the Regular Purchase Share Limit therefor, the Fully Adjusted Regular Purchase Share Limit then in effect would preclude the Company from delivering to the Investor a Regular Purchase Notice hereunder for a Purchase Amount (calculated by multiplying (X) the number of Purchase Shares equal to the Fully Adjusted Regular Purchase Share Limit, by (Y) the Purchase Price per Purchase Share covered by such Regular Purchase Notice on the applicable Purchase Date therefor) equal to or greater than One Hundred Fifty Thousand Dollars ($150,000), the Regular Purchase Share Limit for such Regular Purchase Notice shall not be fully adjusted to equal the applicable Fully Adjusted Regular Purchase Share Limit, but rather the Regular Purchase Share Limit for such Regular Purchase Notice shall be adjusted to equal the applicable Alternate Adjusted Regular Purchase Share Limit as of the applicable Purchase Date for such Regular Purchase Notice); and provided, further, however, that the Investor’s committed obligation under any single Regular Purchase, other than any Regular Purchase with respect to which an Alternate Adjusted Regular Purchase Share Limit shall apply, shall not exceed Five Hundred Thousand Dollars ($500,000). If the Company delivers any Regular Purchase Notice for a Purchase Amount in excess of the limitations contained in the immediately preceding sentence, such Regular Purchase Notice shall be void ab initio to the extent of the amount by which the number of Purchase Shares set forth in such Regular Purchase Notice exceeds the number of Purchase Shares which the Company is permitted to include in such Purchase Notice in accordance herewith, and the Investor shall have no obligation to purchase such excess Purchase Shares in respect of such Regular Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the number of Purchase Shares which the Company is permitted to include in such Regular Purchase Notice. The Company may deliver a Regular Purchase Notice to the Investor as often as every Business Day, so long as all Purchase Shares subject to all prior Regular Purchases have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement. Notwithstanding the foregoing, the Company shall not deliver any Regular Purchase Notices to the Investor during the PEA Period.

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(b) Accelerated Purchases. Subject to the terms and conditions of this Agreement, from and after the Commencement Date, in addition to purchases of Purchase Shares as described in Section 2(a) above, the Company shall also have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of an Accelerated Purchase Notice from time to time in accordance with this Agreement, to purchase the applicable Accelerated Purchase Share Amount at the Accelerated Purchase Price on the Accelerated Purchase Date therefor in accordance with this Agreement (each such purchase, an “Accelerated Purchase”). The Company may deliver an Accelerated Purchase Notice to the Investor only (i) on a Purchase Date on which the Company also properly submitted a Regular Purchase Notice providing for a Regular Purchase of a number of Purchase Shares not less than the Regular Purchase Share Limit then in effect on such Purchase Date in accordance with this Agreement (including, without limitation, giving effect to any automatic increase to the Regular Purchase Share Limit as a result of the Closing Sale Price of the Common Stock exceeding certain thresholds set forth in Section 2(a) above on such Purchase Date and any other adjustments to the Regular Purchase Share Limit, in each case pursuant to Section 2(a) above) and (ii) if all Purchase Shares subject to all Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases prior to the Regular Purchase Date referred to in clause (i) hereof (as applicable) have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement. If the Company delivers any Accelerated Purchase Notice directing the Investor to purchase an amount of Purchase Shares that exceeds the Accelerated Purchase Share Amount that the Company is then permitted to include in such Accelerated Purchase Notice, such Accelerated Purchase Notice shall be void ab initio to the extent of the amount by which the number of Purchase Shares set forth in such Accelerated Purchase Notice exceeds the Accelerated Purchase Share Amount that the Company is then permitted to include in such Accelerated Purchase Notice (which shall be confirmed in an Accelerated Purchase Confirmation), and the Investor shall have no obligation to purchase such excess Purchase Shares in respect of such Accelerated Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the Accelerated Purchase Share Amount which the Company is permitted to include in such Accelerated Purchase Notice. Within one (1) Business Day after completion of each Accelerated Purchase Date for an Accelerated Purchase, the Investor will provide to the Company a written confirmation of such Accelerated Purchase setting forth the applicable Accelerated Purchase Share Amount and Accelerated Purchase Price for such Accelerated Purchase (each, an “Accelerated Purchase Confirmation”). Notwithstanding the foregoing, the Company shall not deliver any Accelerated Purchase Notices to the Investor during the PEA Period.

(c) Additional Accelerated Purchases. Subject to the terms and conditions of this Agreement, from and after the Commencement Date, in addition to purchases of Purchase Shares as described in Section 2(a) and Section 2(b) above, the Company shall also have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of an Additional Accelerated Purchase Notice on an Additional Accelerated Purchase Date in accordance with this Agreement, to purchase the applicable Additional Accelerated Purchase Share Amount at the applicable Additional Accelerated Purchase Price therefor in accordance with this Agreement (each such purchase, an “Additional Accelerated Purchase”). The Company may deliver multiple Additional Accelerated Purchase Notices to the Investor on an Additional Accelerated Purchase Date; provided, however, that the Company may deliver an Additional Accelerated Purchase Notice to the Investor only (i) on a Business Day that is also the Accelerated Purchase Date for an Accelerated Purchase with respect to which the Company properly submitted to the Investor an Accelerated Purchase Notice in accordance with this Agreement on the applicable Purchase Date for a Regular Purchase of a number of Purchase Shares not less than the Regular Purchase Share Limit then in effect in accordance with this Agreement (including, without limitation, giving effect to any automatic increase to the Regular Purchase Share Limit as a result of the Closing Sale Price of the Common Stock exceeding certain thresholds set forth in Section 2(a) above on such Purchase Date and any other adjustments to the Regular Purchase Share Limit, in each case pursuant to Section 2(a) above), and (ii) if all Purchase Shares subject to all prior Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases, including, without limitation, those that have been effected on the same Business Day as the applicable Additional Accelerated Purchase Date with respect to which the applicable Additional Accelerated Purchase relates, in each case have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement. If the Company delivers any Additional Accelerated Purchase Notice directing the Investor to purchase an amount of Purchase Shares that exceeds the Additional Accelerated Purchase Share Amount that the Company is then permitted to include in such Additional Accelerated Purchase Notice, such Additional Accelerated Purchase Notice shall be void ab initio to the extent of the amount by which the number of Purchase Shares set forth in such Additional Accelerated Purchase Notice exceeds the Additional Accelerated Purchase Share Amount that the Company is then permitted to include in such Additional Accelerated Purchase Notice (which shall be confirmed in an Additional Accelerated Purchase Confirmation), and the Investor shall have no obligation to purchase such excess Purchase Shares in respect of such Additional Accelerated Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the Additional Accelerated Purchase Share Amount which the Company is permitted to include in such Additional Accelerated Purchase Notice. Within one (1) Business Day after completion of each Additional Accelerated Purchase Date, the Investor will provide to the Company a written confirmation of each Additional Accelerated Purchase on such Additional Accelerated Purchase Date setting forth the applicable Additional Accelerated Purchase Share Amount and Additional Accelerated Purchase Price for each such Additional Accelerated Purchase on such Additional Accelerated Purchase Date (each, an “Additional Accelerated Purchase Confirmation”). Notwithstanding the foregoing, the Company shall not deliver any Additional Accelerated Purchase Notices to the Investor during the PEA Period.

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(d) Payment for Purchase Shares. For each Regular Purchase, the Investor shall pay to the Company an amount equal to the Purchase Amount with respect to such Regular Purchase as full payment for such Purchase Shares via wire transfer of immediately available funds on the same Business Day that the Investor receives such Purchase Shares, if such Purchase Shares are received by the Investor before 1:00 p.m., Eastern time, or, if such Purchase Shares are received by the Investor after 1:00 p.m., Eastern time, the next Business Day. For each Accelerated Purchase and each Additional Accelerated Purchase, the Investor shall pay to the Company an amount equal to the Purchase Amount with respect to such Accelerated Purchase and Additional Accelerated Purchase, respectively, as full payment for such Purchase Shares via wire transfer of immediately available funds on the second Business Day following the date that the Investor receives such Purchase Shares. If the Company or the Transfer Agent shall fail for any reason or for no reason to electronically transfer any Purchase Shares as DWAC Shares in respect of a Regular Purchase, an Accelerated Purchase or an Additional Accelerated Purchase (as applicable) within two (2) Business Days following the receipt by the Company of the Purchase Price, Accelerated Purchase Price and Additional Accelerated Purchase Price, respectively, therefor in compliance with this Section 2(d), and if on or after such Business Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Purchase Shares that the Investor anticipated receiving from the Company in respect of such Regular Purchase, Accelerated Purchase or Additional Accelerated Purchase (as applicable), then the Company shall, within two (2) Business Days after the Investor’s request, either (i) pay cash to the Investor in an amount equal to the Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Cover Price”), at which point the Company’s obligation to deliver such Purchase Shares as DWAC Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Investor such Purchase Shares as DWAC Shares and pay cash to the Investor in an amount equal to the excess (if any) of the Cover Price over the total Purchase Amount paid by the Investor pursuant to this Agreement for all of the Purchase Shares to be purchased by the Investor in connection with such Regular Purchase, Accelerated Purchase and Additional Accelerated Purchase (as applicable). The Company shall not issue any fraction of a share of Common Stock upon any Regular Purchase, Accelerated Purchase or Additional Accelerated Purchase. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments made under this Agreement shall be made in lawful currency of the United States of America by wire transfer of immediately available funds to such account as the Company (or the Investor, as applicable) may from time to time designate by written notice in accordance with the provisions of this Agreement. Whenever any amount expressed to be due by the terms of this Agreement is due on any day that is not a Business Day, the same shall instead be due on the next succeeding day that is a Business Day.

(e) Compliance with Rules of Principal Market.

(i) Exchange Cap. Subject to Section 2(e)(ii) below, the Company shall not issue or sell any shares of Common Stock pursuant to this Agreement, and the Investor shall not purchase or acquire any shares of Common Stock pursuant to this Agreement, to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to this Agreement and the transactions contemplated hereby would exceed 2,260,751 (such number of shares equal to 19.99% of the shares of Common Stock issued and outstanding immediately prior to the execution of this Agreement), which number of shares shall be (i) reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of The Nasdaq Stock Market and (ii) appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction that occurs after the date of this Agreement (such maximum number of shares, the “Exchange Cap”), unless and until the Company elects to solicit stockholder approval of the issuance of Common Stock as contemplated by this Agreement, and the stockholders of the Company have in fact approved the issuance of Common Stock as contemplated by this Agreement in accordance with the applicable rules of The Nasdaq Stock Market. For the avoidance of doubt, the Company may, but shall be under no obligation to, request its stockholders to approve the issuance of Common Stock as contemplated by this Agreement; provided, that if stockholder approval is not obtained in accordance with this Section 2(e)(i), the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all times during the term of this Agreement (except as set forth in Section 2(e)(ii) below).

(ii) At-Market Transaction. Notwithstanding Section 2(e)(i) above, the Exchange Cap shall not be applicable for any purposes of this Agreement and the transactions contemplated hereby, solely to the extent that (and only for so long as) the Average Price shall equal or exceed the Base Price (it being hereby acknowledged and agreed that the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all other times during the term of this Agreement, unless the stockholder approval referred to in Section 2(e)(i) is obtained). The parties acknowledge and agree that the Signing Market Price used to determine the Base Price hereunder represents the lower of (i) the official closing price of the Common Stock on The Nasdaq Capital Market (as reflected on Nasdaq.com) on the trading day immediately preceding the date of this Agreement and (ii) the average official closing price of the Common Stock on The Nasdaq Capital Market (as reflected on Nasdaq.com) for the five (5) consecutive trading days ending on the trading day immediately preceding the date of this Agreement.

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(iii) General. The Company shall not issue any shares of Common Stock pursuant to this Agreement if such issuance would reasonably be expected to result in (A) a violation of the Securities Act or (B) a breach of the rules and regulations of the Principal Market. The provisions of this Section 2(e) shall be implemented in a manner otherwise than in strict conformity with the terms hereof only if necessary to ensure compliance with the Securities Act, the rules and regulations of the Principal Market.

(f) Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue or sell, and the Investor shall not purchase or acquire, any shares of Common Stock under this Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than 4.99% of the then issued and outstanding shares of Common Stock (the “Beneficial Ownership Limitation”). Upon the written or oral request of the Investor, the Company shall promptly (but not later than 24 hours) confirm orally or in writing to the Investor the number of shares of Common Stock then outstanding. The Investor and the Company shall each cooperate in good faith in the determinations required hereby and the application hereof. The Investor’s written certification to the Company of the applicability of the Beneficial Ownership Limitation, and the resulting effect thereof hereunder at any time, shall be conclusive with respect to the applicability thereof and such result absent manifest error.

3. INVESTOR’S REPRESENTATIONS AND WARRANTIES.

The Investor represents and warrants to the Company that as of the date hereof and as of the Commencement Date:

(a) Investment Purpose. The Investor is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Investor’s right to sell the Securities at any time pursuant to the Registration Statement described herein or otherwise in compliance with applicable federal and state securities laws). The Investor is acquiring the Securities hereunder in the ordinary course of its business.

(b) Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act.

(c) Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

(d) Information. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor (i) is able to bear the economic risk of an investment in the Securities including a total loss thereof, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Securities and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and others matters related to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in Section 4 below. The Investor has sought such accounting, legal and tax advice from its own independent advisors as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

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(e) No Governmental Review. The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f) Transfer or Sale. The Investor understands that (i) the Securities may not be offered for sale, sold, assigned or transferred unless (A) registered pursuant to the Securities Act or (B) an exemption exists permitting such Securities to be sold, assigned or transferred without such registration; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

(g) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(h) Residency. The Investor is a resident of the State of Illinois.

(i) No Short Selling. The Investor represents and warrants to the Company that at no time prior to the date of this Agreement has any of the Investor, its agents, representatives or affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Investor that, except as set forth in the disclosure schedules attached hereto, which exceptions shall be deemed to be a part of the representations and warranties made hereunder, as of the date hereof and as of the Commencement Date:

(a) Organization and Qualification. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company has no Subsidiaries except as set forth on Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 10, 2023.

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(b) Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and each of the other Transaction Documents, and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation, the issuance of the Commitment Shares (as defined below in Section 5(e)) and the reservation for issuance and the issuance of the Purchase Shares issuable under this Agreement, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders (except as provided in this Agreement), (iii) each of this Agreement and the Registration Rights Agreement has been, and each other Transaction Document shall be on the Commencement Date, duly executed and delivered by the Company and (iv) each of this Agreement and the Registration Rights Agreement constitutes, and each other Transaction Document upon its execution on behalf of the Company, shall constitute, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. The Board of Directors of the Company has approved the resolutions (the “Signing Resolutions”) substantially in the form as set forth as Exhibit C attached hereto to authorize this Agreement, the Registration Rights Agreement and the transactions contemplated hereby. The Signing Resolutions are valid, in full force and effect and have not been modified or supplemented in any respect. The Company has delivered to the Investor a true and correct copy of minutes of a meeting of the Board of Directors of the Company at which the Signing Resolutions were duly adopted by the Board of Directors or a unanimous written consent adopting the Signing Resolutions executed by all of the members of the Board of Directors of the Company. Except as set forth in this Agreement, no other approvals or consents of the Company’s Board of Directors, any authorized committee thereof, or stockholders (except as provided in this Agreement) is necessary under applicable laws and the Company’s Certificate of Incorporation or Bylaws to authorize the execution and delivery of the Transaction Documents or any of the transactions contemplated thereby, including, but not limited to, the issuance of the Commitment Shares and the issuance of the Purchase Shares.

(c) Capitalization. As of the date hereof, the authorized capital stock of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 10, 2023. Except as disclosed in the SEC Documents (as defined below), (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) other than securities issued pursuant the Company’s stock option plan, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement), (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement and (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has furnished to the Investor true and correct copies of the Company’s Amended Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Amended and Restated Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and summaries of the material terms of all securities convertible into or exercisable for Common Stock, if any, and copies of any documents containing the material rights of the holders thereof in respect thereto that are not disclosed in the SEC Documents.

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(d) Issuance of Securities. Upon issuance and payment therefor in accordance with the terms and conditions of this Agreement, the Purchase Shares shall be validly issued, fully paid and nonassessable and free from all taxes, liens, charges, restrictions, rights of first refusal and preemptive rights with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Upon issuance in accordance with the terms and conditions of this Agreement, the Commitment Shares (as defined in Section 5(e)) shall be validly issued, fully paid and nonassessable and free from all taxes, liens, charges, restrictions, rights of first refusal and preemptive rights with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. 11,538,461 shares of Common Stock have been duly authorized and reserved for issuance upon purchase under this Agreement as Purchase Shares.

(e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Commitment Shares and the reservation for issuance and issuance of the Purchase Shares) will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations, the rules of the Principal Market applicable to the Company or any of its Subsidiaries) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of conflicts, defaults, terminations, amendments, accelerations, cancellations and violations under clause (ii), which could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its certificate or articles of incorporation, any certificate of designation, preferences and rights of any outstanding series of preferred stock of the Company or bylaws or other organizational documents. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act or applicable state securities laws and the rules of the Principal Market, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as set forth elsewhere in this Agreement, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence shall be obtained or effected on or prior to the Commencement Date. Except as disclosed in the SEC Documents, since one year prior to the date hereof, the Company has not received nor delivered any notices or correspondence from or to the Principal Market, other than notices with respect to listing of additional shares of Common Stock and other routine correspondence. Except as disclosed in the SEC Documents, the Principal Market has not commenced any delisting proceedings against the Company.

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(f) SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable. None of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included or incorporated by reference in the SEC Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance in all material respects with the requirements of the Securities Act and Exchange Act, as applicable, as in effect as of the time of filing and in conformity with generally accepted accounting principles in the United States as in effect as of the time of filing (“GAAP”) applied on a consistent basis (except (i) for such adjustments to accounting standards and practices as are noted therein and (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) during the periods involved; the other financial and statistical data with respect to the Company contained or incorporated by reference in the SEC Documents, are accurately and fairly presented in all material respects and prepared on a basis materially consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the SEC Documents that are not included or incorporated by reference as required; the Company does not have any material liabilities or obligations, direct or contingent (including any off balance sheet obligations), not described in the SEC Documents (including the exhibits thereto and documents incorporated by reference thereto), which are required to be described in the SEC Documents (including the exhibits thereto and documents incorporated by reference thereto); and all disclosures contained or incorporated by reference in the SEC Documents, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the SEC) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(g) Absence of Certain Changes; No Undisclosed Events, Liabilities or Developments; Solvency. Except as disclosed in the SEC Documents, since December 31, 2022, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Business Day prior to the date that this representation is made. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings. The Company is financially solvent and is generally able to pay its debts as they become due.

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(h) Absence of Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(i) Acknowledgment Regarding Investor’s Status. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

(j) No General Solicitation; No Integrated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities. Neither the Company, nor or any of its affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer and sale of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to be integrated with prior offerings by the Company in a manner that would require stockholder approval pursuant to the rules of the Principal Market on which any of the securities of the Company are listed or designated. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market.

(k) Intellectual Property Rights. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Documents and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Documents, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(l) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(m) Title. Except as set forth in the SEC Documents, the Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects (“Liens”), except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(n) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost that would materially and adversely affect the Company.

(o) Regulatory Permits. The Company and the Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any material permit.

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(p) Tax Status Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(q) Transactions With Affiliates and Employees. Except as set forth in the SEC Documents, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Application of Takeover Protections. The Company and its board of directors have taken or will take prior to the Commencement Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Investor’s ownership of the Securities.

(s) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents that will be timely publicly disclosed by the Company, the Company confirms that neither it nor any other Person authorized to act on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Registration Statement or the SEC Documents. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting purchases and sales of securities of the Company. All of the disclosure furnished by or on behalf of the Company by a Person authorized by the Company to the Investor regarding the Company, its business and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Investor neither makes nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof.

(t) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

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(u) DTC Eligibility. The Company, through the Transfer Agent, currently participates in the DTC Fast Automated Securities Transfer (FAST) Program and the Common Stock can be transferred electronically to third parties via the DTC Fast Automated Securities Transfer (FAST) Program.

(v) Sarbanes-Oxley Act; Internal Controls. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls with the goal of providing reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(w) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4(w) that may be due in connection with the transactions contemplated by the Transaction Documents.

(x) Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Purchase Shares pursuant to this Agreement, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(y) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock pursuant to the Exchange Act nor has the Company received any notification that the SEC is currently contemplating terminating such registration. The issued and outstanding shares of Common Stock are listed and posted for trading on the Principal Market, and the Company has not received notice from the Principal Market that it is in violation of any of the rules, regulations or requirements of the Principal Market; and the Securities will be listed and posted for trading on the Principal Market at or prior to Commencement, with respect to the Commitment Shares, and prior to the time of sale to the Investor pursuant to this Agreement, with respect to the Purchase Shares. Except as disclosed in the SEC Documents, the Company has not, in the twelve (12) months preceding the date hereof, received any notice from any Person to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market.

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(z) Accountants. To the knowledge and belief of the Company, the Company’s accounting firm is a registered public accounting firm as required by the Exchange Act.

(aa) No Market Manipulation. The Company has not, and to its knowledge no Person acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(bb) Shell Company Status. The Company is not currently, and has never been, an issuer identified in Rule 144(i)(1) under the Securities Act.

(cc) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(dd) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

(ee) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ff) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

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(gg) Labor Matters. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all material U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours.

(hh) Cybersecurity. Except as would not reasonably be expected to result in a Material Adverse Effect, (i)(x) there has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) other than as disclosed in the SEC Documents, the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification,; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(ii) Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(jj) Pre-Clinical and Clinical Studies, Tests and Trials. Except as described in the SEC Documents, and except as it would not, individually or in the aggregate, have a Material Adverse Effect, (i) any preclinical or clinical studies, tests and trials conducted by or, to the knowledge of the Company, on behalf of or sponsored by the Company or its Subsidiaries or in which the Company or its Subsidiaries have participated, that are described in the SEC Documents, or the results of which are referred to in the SEC Documents, as applicable, were, and if still pending are, being conducted in accordance with their respective protocols, the applicable rules and regulations of the U.S. Food and Drug Administration (the “FDA”), including, without limitation, any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA (collectively, the “Regulatory Authorities”), and current applicable Good Clinical Practices and Good Laboratory Practices; (ii) the descriptions in the SEC Documents of such preclinical or clinical studies, tests and trials are accurate and fairly present the data derived therefrom; (iii) the Company has no knowledge of any other preclinical or clinical studies, tests or trials not described in the SEC Documents, the results of which, considered together with the results of the Company’s preclinical or clinical studies, tests and trials received to date, call into question the results described or referred to in the SEC Documents; (iv) the Company and its Subsidiaries have operated at all times and are currently in compliance with all applicable statutes, rules and regulations of the Regulatory Authorities; and (v) neither the Company nor any of its Subsidiaries have received any written notices, correspondence or other communications from the Regulatory Authorities or any other governmental agency requiring or threatening the termination, modification or suspension of any preclinical or clinical studies, tests or trials that are described in the SEC Documents or the results of which are referred to in the SEC Documents, other than ordinary course communications with respect to modifications in connection with the design and implementation of such preclinical or clinical studies, tests or trials, and, to the Company’s knowledge, there are no reasonable grounds for the same.

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(kk) Smaller Reporting Company Status. As of the Closing Date, the Company was, and as of the Commencement Date, the Company believes in good faith that it will be, a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act.

(ll) Emerging Growth Company Status. As of the Closing Date the Company was, and as of the Commencement Date the Company will be, an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012.

(mm) No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

5. COVENANTS.

(a) Filing of Current Report and Registration Statement. The Company agrees that it shall, within the time required under the Exchange Act, file with the SEC a report on Form 8-K relating to the transactions contemplated by, and describing the material terms and conditions of, the Transaction Documents (the “Current Report”). The Company shall also file with the SEC, within ten (10) days from the date hereof, a new registration statement (the “Registration Statement”) covering the resale of the Purchase Shares and all of the Commitment Shares, in accordance with the terms of the Registration Rights Agreement between the Company and the Investor, dated as of the date hereof (the “Registration Rights Agreement”). The Company shall permit the Investor to review and comment upon (1) the final pre-filing draft version of the Current Report at least two (2) Business Days prior to its filing with the SEC, and the Company shall give due consideration to all such comments. The Investor shall use its reasonable best efforts to comment upon the Current Report within one (1) Business Day from the date the Investor receives the final versions thereof from the Company. The Investor shall cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Current Report with the SEC.

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(b) Blue Sky. The Company shall take all such action, if any, as is reasonably necessary in order to obtain an exemption for or to register or qualify (i) the issuance of the Commitment Shares and the sale of the Purchase Shares to the Investor under this Agreement and (ii) any subsequent resale of all Commitment Shares and all Purchase Shares by the Investor, in each case, under applicable securities or “Blue Sky” laws of the states of the United States in such states as is reasonably requested by the Investor from time to time, and shall provide evidence of any such action so taken to the Investor.

(c) Listing/DTC. The Company shall promptly secure the listing of all of the Purchase Shares and Commitment Shares to be issued to the Investor hereunder on the Principal Market (subject to official notice of issuance) and upon each other national securities exchange or automated quotation system, if any, upon which the Common Stock is then listed, and shall use commercially reasonable efforts to maintain, so long as any shares of Common Stock shall be so listed, such listing of all such Securities from time to time issuable hereunder. The Company shall use commercially reasonable efforts to maintain the listing of the Common Stock on the Principal Market and shall comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules and regulations of the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action that would reasonably be expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the following Business Day, provide to the Investor copies of any notices it receives from any Person regarding the continued eligibility of the Common Stock for listing on the Principal Market; provided, however, that the Company shall not be required to provide the Investor copies of any such notice that the Company reasonably believes constitutes material non-public information and the Company would not be required to publicly disclose such notice in any report or statement filed with the SEC and under the Exchange Act or the Securities Act. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(c). The Company shall take all action necessary to ensure that its Common Stock can be transferred electronically as DWAC Shares.

(d) Prohibition of Short Sales and Hedging Transactions. The Investor agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement as provided in Section 11, the Investor and its agents, representatives and affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

(e) Issuance of Commitment Shares. In consideration for the Investor’s execution and delivery of this Agreement, the Company shall cause to be issued to the Investor a total of 368,023 shares of Common Stock (the “Commitment Shares”) upon the execution of this Agreement and shall deliver to the Transfer Agent the Irrevocable Transfer Agent Instructions with respect to the issuance of such Commitment Shares. For the avoidance of doubt, all of the Commitment Shares shall be fully earned as of the date of this Agreement, whether or not the Commencement shall occur or any Purchase Shares are purchased by the Investor under this Agreement and irrespective of any subsequent termination of this Agreement.

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(f) Due Diligence; Non-Public Information. The Investor shall have the right, from time to time as the Investor may reasonably deem appropriate and upon reasonable advance notice to the Company, to perform reasonable due diligence on the Company during normal business hours. The Company and its officers and employees shall provide information and reasonably cooperate with the Investor in connection with any reasonable request by the Investor related to the Investor’s due diligence of the Company. Each party hereto agrees not to disclose any Confidential Information of the other party to any third party and shall not use the Confidential Information for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby. Each party hereto acknowledges that the Confidential Information shall remain the property of the disclosing party and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the other party. The Company confirms that neither it nor any other Person acting on its behalf shall provide the Investor or its agents or counsel with any information that constitutes or might constitute material, non-public information, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD. In the event of a breach of the foregoing covenant by the Company or any Person acting on its behalf (as determined in the reasonable good faith judgment of the Investor), in addition to any other remedy provided herein or in the other Transaction Documents, if the Investor is holding any Securities at the time of the disclosure of material, non-public information, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company; provided the Investor shall have first provided notice to the Company that it believes it has received information that constitutes material, non-public information, the Company shall have at least 24 hours to publicly disclose such material, non-public information prior to any such disclosure by the Investor, the Company shall have failed to demonstrate to the Investor in writing within such time period that such information does not constitute material, non-public information, and the Company shall have failed to publicly disclose such material, non-public information within such time period. The Investor shall not have any liability to the Company, any of its Subsidiaries, or any of their respective directors, officers, employees, stockholders or agents, for any such disclosure. The Company understands and confirms that the Investor shall be relying on the foregoing covenants in effecting transactions in securities of the Company.

(g) Purchase Records. The Investor and the Company shall each maintain records showing the remaining Available Amount at any given time and the dates and Purchase Amounts for each Regular Purchase, Accelerated Purchase and Additional Accelerated Purchase or shall use such other method, reasonably satisfactory to the Investor and the Company.

(h) Taxes. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Investor made under this Agreement.

(i) Use of Proceeds. The Company will use the net proceeds from the offering as described in the Registration Statement or the SEC Documents.

(j) Other Transactions. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents, including, without limitation, the obligation of the Company to deliver the Purchase Shares and the Commitment Shares to the Investor in accordance with the terms of the Transaction Documents.

(k) Integration. From and after the date of this Agreement, neither the Company, nor or any of its affiliates will, and the Company shall use its reasonable best efforts to ensure that no Person acting on their behalf will, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security, under circumstances that would (i) require registration of the offer and sale by the Company to the Investor of any of the Securities under the Securities Act, or (ii) cause this offering of the Securities by the Company to the Investor to be integrated with other offerings by the Company in a manner that would require stockholder approval pursuant to the rules of the Principal Market on which any of the securities of the Company are listed or designated, unless in the case of this clause (ii), stockholder approval is obtained before the closing of such subsequent transaction in accordance with the rules of such Principal Market.

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(l) Limitation on Similar Transactions. From and after the date of this Agreement until the later of (i) the 36-month anniversary of the date of this Agreement and (ii) the 36-month anniversary of the Commencement Date (if the Commencement has occurred), irrespective of any earlier termination of this Agreement, the Company and its Subsidiaries shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or any combination of units thereof) in any “equity line of credit”, “at-the-market offering” or other continuous offering or similar offering in which the Company may offer, issue or sell Common Stock or Common Stock Equivalents (or any combination of units thereof) at a future determined price, other than in connection with an Exempt Issuance. The Investor shall be entitled to seek injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required. “Common Stock Equivalents” means any securities of the Company or its Subsidiaries which entitle the holder thereof to acquire at any time shares of Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, shares of Common Stock. “Exempt Issuance” means the issuance of (a) any Securities issued or issuable to the Investor pursuant to this Agreement, and any securities, including, without limitation, Common Stock or Common Stock Equivalents (or any combination of units thereof), issued or issuable to the Investor or any affiliate of the Investor pursuant to any other existing agreement or arrangement between the Company or any of its Subsidiaries, on the one hand, and the Investor or any of its affiliates, on the other hand, if any, (b) any securities issued or issuable upon the exercise or exchange of or conversion of any shares of Common Stock or Common Stock Equivalents owned or held, directly or indirectly, by the Investor or any of its affiliates or designees at any time, (c) any securities, including, without limitation, Common Stock or Common Stock Equivalents (or any combination of units thereof), issuable to the Investor or any of its affiliates or designees pursuant to any other future agreement or arrangement between the Investor or any of its affiliates or designees, on the one hand, and the Company or any of its Subsidiaries, on the other hand, entered into after the date of this Agreement, if any, or (d) shares of Common Stock issued pursuant to an “at-the-market offering” under Rule 415(a)(4) under the Securities Act by the Company exclusively through one or more registered broker-dealer(s) acting as agent(s) of the Company pursuant to a written agreement between the Company and such registered broker-dealer(s) only.

6. TRANSFER AGENT INSTRUCTIONS.

(a) On the date of this Agreement, the Company shall issue irrevocable instructions to the Transfer Agent substantially in the form attached hereto as Exhibit D to issue the Commitment Shares in accordance with the terms of this Agreement (the “Irrevocable Transfer Agent Instructions”). The certificate(s) or book-entry statement(s) representing the Commitment Shares, except as set forth below, shall bear the following restrictive legend (the “Restrictive Legend”):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER’S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

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(b) On the earlier of (i) the Commencement Date and (ii) such time that the Investor shall request, provided all conditions of Rule 144 under the Securities Act are met, the Company shall, no later than one (1) Business Day following the delivery by the Investor to the Company or the Transfer Agent of one or more legended certificates or book-entry statements representing the Commitment Shares (which certificates or book-entry statements the Investor shall promptly deliver on or prior to the first to occur of the events described in clauses (i) and (ii) of this sentence), as directed by the Investor, issue and deliver (or cause to be issued and delivered) to the Investor, as requested by the Investor, either: (A) a certificate or book-entry statement representing such Commitment Shares that is free from all restrictive and other legends or (B) a number of shares of Common Stock equal to the number of Commitment Shares represented by the certificate(s) or book-entry statement(s) so delivered by the Investor as DWAC Shares. The Company shall take all actions to carry out the intent and accomplish the purposes of the immediately preceding sentence, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Transfer Agent, and any successor transfer agent of the Company, as may be requested from time to time by the Investor or necessary or desirable to carry out the intent and accomplish the purposes of the immediately preceding sentence. On the Commencement Date, the Company shall issue to the Transfer Agent, and any subsequent transfer agent, (i) irrevocable instructions in the form substantially similar to those used by the Investor in substantially similar transactions (the “Commencement Irrevocable Transfer Agent Instructions”) and (ii) the notice of effectiveness of the Registration Statement in the form attached as an exhibit to the Registration Rights Agreement (the “Notice of Effectiveness of Registration Statement”), in each case to issue the Commitment Shares and the Purchase Shares in accordance with the terms of this Agreement and the Registration Rights Agreement. All Purchase Shares and Commitment Shares to be issued from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued only as DWAC Shares. The Company represents and warrants to the Investor that, while this Agreement is effective, no instruction other than the Commencement Irrevocable Transfer Agent Instructions and the Notice of Effectiveness of Registration Statement referred to in this Section 6(b) will be given by the Company to the Transfer Agent with respect to the Purchase Shares or the Commitment Shares from and after Commencement, and the Purchase Shares and the Commitment Shares covered by the Registration Statement shall otherwise be freely transferable on the books and records of the Company. If the Investor effects a sale, assignment or transfer of the Purchase Shares, the Company shall permit the transfer and shall promptly instruct the Transfer Agent (and any subsequent transfer agent) to issue DWAC Shares in such name and in such denominations as specified by the Investor to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6, that the Investor shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company agrees that if the Company fails to fully comply with the provisions of this Section 6(b) within five (5) Business Days of the Investor providing the deliveries referred to above, the Company shall, at the Investor’s written instruction, purchase such shares of Common Stock containing the restrictive legend from the Investor at the greater of the (i) purchase price paid for such shares of Common Stock (as applicable) and (ii) the Closing Sale Price of the Common Stock on the date of the Investor’s written instruction.

7. CONDITIONS TO THE COMPANY’S RIGHT TO COMMENCE SALES OF SHARES OF COMMON STOCK.

The right of the Company hereunder to commence sales of the Purchase Shares on the Commencement Date is subject to the satisfaction of each of the following conditions:

(a) The Investor shall have executed each of the Transaction Documents and delivered the same to the Company;

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(b) The Registration Statement covering the resale of the Purchase Shares and all of the Commitment Shares shall have been declared effective under the Securities Act by the SEC, and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC; and

(c) The representations and warranties of the Investor shall be true and correct in all material respects as of the date hereof and as of the Commencement Date as though made at that time.

8. CONDITIONS TO THE INVESTOR’S OBLIGATION TO PURCHASE SHARES OF COMMON STOCK.

The obligation of the Investor to buy Purchase Shares under this Agreement is subject to the satisfaction of each of the following conditions on or prior to the Commencement Date and, once such conditions have been initially satisfied, there shall not be any ongoing obligation to satisfy such conditions after the Commencement has occurred:

(a) The Company shall have executed each of the Transaction Documents and delivered the same to the Investor;

(b) The Company shall have issued or caused to be issued to the Investor (i) one or more certificates or book-entry statements representing the Commitment Shares free from all restrictive and other legends or (ii) a number of shares of Common Stock equal to the number of Commitment Shares as DWAC Shares, in each case in accordance with Section 6(b);

(c) The Common Stock shall be listed or quoted on the Principal Market, subject only to customary listing conditions, trading in the Common Stock shall not have been within the last 365 days suspended by the SEC, the Principal Market, and all Securities to be issued by the Company to the Investor pursuant to this Agreement shall have been approved for listing or quotation on the Principal Market in accordance with the applicable rules and regulations of the Principal Market, subject only to official notice of issuance and any standard listing conditions for transactions of this nature;

(d) The Investor shall have received the opinions and negative assurances of the Company’s legal counsel, dated as of the Commencement Date, substantially in the forms heretofore agreed by the parties hereto;

(e) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 4 above, in which case, the portion of such representations and warranties so qualified shall be true and correct without further qualification) as of the date hereof and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Commencement Date. The Investor shall have received a certificate, executed by the CEO, President or CFO of the Company, dated as of the Commencement Date, to the foregoing effect in the form attached hereto as Exhibit A;

(f) The Board of Directors of the Company shall have adopted resolutions in substantially the form attached hereto as Exhibit B which shall be in full force and effect without any amendment or supplement thereto as of the Commencement Date;

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(g) As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting purchases of Purchase Shares hereunder, 11,538,461 shares of Common Stock;

(h) The Commencement Irrevocable Transfer Agent Instructions and the Notice of Effectiveness of Registration Statement each shall have been delivered to and acknowledged in writing by the Company and the Company’s Transfer Agent (or any successor transfer agent);

(i) The Company shall have delivered to the Investor a certificate evidencing the incorporation and good standing of the Company in the State of Delaware issued by the Secretary of State of the State of Delaware as of a date within ten (10) Business Days of the Commencement Date;

(j) The Company shall have delivered to the Investor a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) Business Days of the Commencement Date;

(k) The Company shall have delivered to the Investor a secretary’s certificate executed by the Secretary of the Company, dated as of the Commencement Date, in the form attached hereto as Exhibit C;

(l) The Registration Statement covering the resale of the Purchase Shares and all of the Commitment Shares shall have been declared effective under the Securities Act by the SEC, and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC. The Company shall have prepared and filed with the SEC, not later than one (1) Business Day after the effective date of the Registration Statement, a final and complete prospectus (the preliminary form of which shall be included in the Registration Statement) and shall have delivered to the Investor a true and complete copy thereof. Such prospectus shall be current and available for the resale by the Investor of all of the Securities covered thereby. The Current Report shall have been filed with the SEC as required pursuant to Section 5(a). All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the SEC at or prior to the Commencement Date pursuant to the reporting requirements of the Exchange Act shall have been filed with the SEC within the applicable time periods prescribed for such filings under the Exchange Act;

(m) No Suspension Event has occurred, or any event which, after notice and/or lapse of time, would become a Suspension Event has occurred;

(n) All federal, state and local governmental laws, rules and regulations applicable to the transactions contemplated by the Transaction Documents and necessary for the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby in accordance with the terms thereof shall have been complied with, and all consents, authorizations and orders of, and all filings and registrations with, all federal, state and local courts or governmental agencies and all federal, state and local regulatory or self-regulatory agencies necessary for the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby in accordance with the terms thereof shall have been obtained or made, including, without limitation, in each case those required under the Securities Act, the Exchange Act, applicable state securities or “Blue Sky” laws or applicable rules and regulations of the Principal Market, or otherwise required by the SEC, the Principal Market or any state securities regulators;

(o) No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any federal, state or local court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents; and

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(p) No action, suit or proceeding before any federal, state, local or foreign arbitrator or any court or governmental authority of competent jurisdiction shall have been commenced or threatened, and no inquiry or investigation by any federal, state, local or foreign governmental authority of competent jurisdiction shall have been commenced or threatened, against the Company, or any of the officers, directors or affiliates of the Company, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

9. INDEMNIFICATION.

In consideration of the Investor’s execution and delivery of the Transaction Documents and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and all of its affiliates, stockholders, members, officers, directors, employees and direct or indirect investors and any of the foregoing Person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, other than, in the case of clause (c), with respect to Indemnified Liabilities which directly and primarily result from the fraud, gross negligence or willful misconduct of an Indemnitee. The indemnity in this Section 9 shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Payment under this indemnification shall be made within thirty (30) days from the date Investor makes written request for it. A certificate containing reasonable detail as to the amount of such indemnification submitted to the Company by Investor shall be conclusive evidence, absent manifest error, of the amount due from the Company to Investor. If any action shall be brought against any Indemnitee in respect of which indemnity may be sought pursuant to this Agreement, such Indemnitee shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Indemnitee. Any Indemnitee shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Indemnitee, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.

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10. SUSPENSION EVENTS.

A “Suspension Event” shall be deemed to have occurred at any time as any of the following events occurs:

(a) the effectiveness of a registration statement registering the resale of the Securities lapses for any reason (including, without limitation, the issuance of a stop order or similar order) or such registration statement (or the prospectus forming a part thereof) is unavailable to the Investor for resale of any or all of the Securities to be issued to the Investor under the Transaction Documents, and such lapse or unavailability continues for a period of ten (10) consecutive Business Days or for more than an aggregate of thirty (30) Business Days in any 365-day period, but excluding a lapse or unavailability where (i) the Company terminates a registration statement after the Investor has confirmed in writing that all of the Securities covered thereby have been resold or (ii) the Company supersedes one registration statement with another registration statement, including (without limitation) by terminating a prior registration statement when it is effectively replaced with a new registration statement covering Securities (provided in the case of this clause (ii) that all of the Securities covered by the superseded (or terminated) registration statement that have not theretofore been resold are included in the superseding (or new) registration statement);

(b) the suspension of the Common Stock from trading on the Principal Market for a period of one (1) Business Day, provided that the Company may not direct the Investor to purchase any shares of Common Stock during any such suspension;

(c) the delisting of the Common Stock from The Nasdaq Capital Market (or any nationally recognized successor thereto), provided, however, that the Common Stock is not immediately thereafter trading on The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, the NYSE Arca, or the OTCQX or OTCQB operated by the OTC Markets Group, Inc. (or any nationally recognized successors thereto);

(d) the failure for any reason by the Transfer Agent to issue Purchase Shares to the Investor within two (2) Business Days after the Purchase Date, Accelerated Purchase Date or Additional Accelerated Purchase Date, as applicable, on which the Investor is entitled to receive such Purchase Shares;

(e) the Company breaches any representation, warranty, covenant or other term or condition under any Transaction Document if such breach would reasonably be expected to have a Material Adverse Effect and except, in the case of a breach of a covenant which is reasonably curable, only if such breach continues for a period of at least five (5) Business Days;

(f) if any Person commences a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law;

(g) if the Company, pursuant to or within the meaning of any Bankruptcy Law, (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (iv) makes a general assignment for the benefit of its creditors or is generally unable to pay its debts as the same become due;

(h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian of the Company or for all or substantially all of its property, or (iii) orders the liquidation of the Company or any Subsidiary;

(i) if at any time the Company is not eligible to transfer its Common Stock electronically as DWAC Shares; or

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(j) if at any time after the Commencement Date, the Exchange Cap is reached (to the extent such Exchange Cap is applicable pursuant to Section 2(e) hereof), and the stockholder approval referred to in Section 2(e)(i) has not been obtained in accordance with the applicable rules of The Nasdaq Stock Market.

In addition to any other rights and remedies under applicable law and this Agreement, so long as a Suspension Event has occurred and is continuing, or if any event which, after notice and/or lapse of time, would reasonably be expected to become a Suspension Event has occurred and is continuing, the Company shall not deliver to the Investor any Regular Purchase Notice, Accelerated Purchase Notice or Additional Accelerated Purchase Notice.

11. TERMINATION

This Agreement may be terminated only as follows:

(a) If pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company which is not discharged within 90 days, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors (any of which would be a Suspension Event as described in Sections 10(f), 10(g) and 10(h) hereof), this Agreement shall automatically terminate without any liability or payment to the Company (except as set forth below) without further action or notice by any Person.

(b) In the event that (i) the Company fails to file the Registration Statement with the SEC within the period specified in Section 5(a) hereof in accordance with the terms of the Registration Rights Agreement or (ii) the Commencement shall not have occurred on or before September 30, 2023, due to the failure to satisfy the conditions set forth in Sections 7 and 8 above with respect to the Commencement, then, in the case of clause (i) above, this Agreement may be terminated by the Investor at any time prior to the filing of the Registration Statement and, in the case of clause (ii) above, this Agreement may be terminated by either party at the close of business on September 30, 2023 or thereafter, in each case without liability of such party to the other party (except as set forth below); provided, however, that the right to terminate this Agreement under this Section 11(b) shall not be available to any party if such party is then in breach of any covenant or agreement contained in this Agreement or any representation or warranty of such party contained in this Agreement fails to be true and correct such that the conditions set forth in Section 7(c) or Section 8(e), as applicable, could not then be satisfied.

(c) At any time after the Commencement Date, the Company shall have the option to terminate this Agreement for any reason or for no reason by delivering notice (a “Company Termination Notice”) to the Investor electing to terminate this Agreement without any liability whatsoever of any party to any other party under this Agreement (except as set forth below). The Company Termination Notice shall not be effective until one (1) Business Day after it has been received by the Investor.

(d) This Agreement shall automatically terminate on the date that the Company sells and the Investor purchases the full Available Amount as provided herein, without any action or notice on the part of any party and without any liability whatsoever of any party to any other party under this Agreement (except as set forth below).

(e) If, for any reason or for no reason, the full Available Amount has not been purchased in accordance with Section 2 of this Agreement by the Maturity Date, this Agreement shall automatically terminate on the Maturity Date, without any action or notice on the part of any party and without any liability whatsoever of any party to any other party under this Agreement (except as set forth below).

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Except as set forth in Sections 11(a) (in respect of a Suspension Event under Sections 10(f), 10(g) and 10(h)), 11(d) and 11(e), any termination of this Agreement pursuant to this Section 11 shall be effected by written notice from the Company to the Investor, or the Investor to the Company, as the case may be, setting forth the basis for the termination hereof. The representations and warranties and covenants of the Company and the Investor contained in Sections 3, 4, 5, and 6 hereof, the indemnification provisions set forth in Section 9 hereof and the agreements and covenants set forth in Sections 10, 11 and 12 shall survive the execution and delivery of this Agreement and any termination of this Agreement. No termination of this Agreement shall (i) affect the Company’s or the Investor’s rights or obligations under (A) this Agreement with respect to pending Regular Purchases, Accelerated Purchases or Additional Accelerated Purchases and the Company and the Investor shall complete their respective obligations with respect to any pending Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases under this Agreement and (B) the Registration Rights Agreement, which shall survive any such termination, or (ii) be deemed to release the Company or the Investor from any liability for intentional misrepresentation or willful breach of any of the Transaction Documents.

12. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement, the Registration Rights Agreement and the other Transaction Documents shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Illinois, County of Cook, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

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(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) Entire Agreement. The Transaction Documents supersede all other prior oral or written agreements between the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the subject matter thereof, and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. The Company acknowledges and agrees that is has not relied on, in any manner whatsoever, any representations or statements, written or oral, other than as expressly set forth in the Transaction Documents.

(f) Notices. Any notices, consents or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt when delivered personally; (ii) upon receipt when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

Cingulate Inc.

1901 West 47th Place

Kansas City, KS 66205

Telephone: (913) 942-2300

E-mail: sschaffer@cingulate.com

Attention: Shane J. Schaffer

With a copy to (which shall not constitute notice or service of process):

Lowenstein Sandler LLP

1251 Avenue of the Americas

New York, NY 10020

Telephone: (212) 262-6700

E-mail: sskolnick@lowenstein.com

Attention: Steven M. Skolnick, Esq.

If to the Investor:

Lincoln Park Capital Fund, LLC

440 North Wells, Suite 410

Chicago, IL 60654

Telephone: 312-822-9300

Facsimile: 312-822-9301

E-mail: jscheinfeld@lpcfunds.com/jcope@lpcfunds.com

Attention: Josh Scheinfeld/Jonathan Cope

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With a copy to (which shall not constitute notice or service of process):

Dorsey & Whitney LLP

51 West 52nd Street

New York, NY 10019

Telephone: (212) 415-9214

Facsimile: (212) 953-7201

E-mail: marsico.anthony@dorsey.com

Attention: Anthony J. Marsico, Esq.

If to the Transfer Agent:

Computershare Trust Company, N.A.

480 Washington Blvd 26th Floor

Jersey City, NJ 07310

Telephone: (800) 962-4284

or at such other address and/or facsimile number and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email account containing the time, date, and recipient facsimile number or email address, as applicable, and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor, including by merger or consolidation. The Investor may not assign its rights or obligations under this Agreement.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, except as set forth in Section 9, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i) Publicity. The Company shall afford the Investor and its counsel with the opportunity to review and comment upon, shall consult with the Investor and its counsel on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, SEC filing or any other public disclosure by or on behalf of the Company relating to the Investor, its purchases hereunder or any aspect of the Securities, the Transaction Documents or the transactions contemplated thereby, not less than 24 hours prior to the issuance, filing or public disclosure thereof. The Investor must be provided with a final version of any portion of such press release, SEC filing or other public disclosure relating to the Investor, its purchases hereunder or any aspect of the Securities, the Transaction Documents or the transactions contemplated thereby at least 24 hours prior to any release, issuance, filing or use by the Company thereof. The Company agrees and acknowledges that its failure to fully comply with this Section 12(i) shall constitute a Material Adverse Effect

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to consummate and make effective, as soon as reasonably possible, the Commencement, and to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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(k) No Financial Advisor, Placement Agent, Broker or Finder. The Company represents and warrants to the Investor that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Investor represents and warrants to the Company that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Company shall be responsible for the payment of any fees or commissions, if any, of any financial advisor, placement agent, broker or finder relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out of pocket expenses) arising in connection with any such claim.

(l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. In addition, each and every reference to share prices and shares of Common Stock in this Agreement shall be subject to adjustment as provided in this Agreement for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

(m) Remedies, Other Obligations, Breaches and Injunctive Relief. The Investor’s remedies provided in this Agreement, including, without limitation, the Investor’s remedies provided in Section 9, shall be cumulative and in addition to all other remedies available to the Investor under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Investor contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Investor’s right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(n) Enforcement Costs. If: (i) this Agreement is placed by the Investor in the hands of an attorney for enforcement or is enforced by the Investor through any legal proceeding; (ii) an attorney is retained to represent the Investor in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Agreement; or (iii) an attorney is retained to represent the Investor in any other proceedings whatsoever in connection with this Agreement, then the Company shall pay to the Investor, as incurred by the Investor, all reasonable costs and expenses including reasonable attorneys’ fees incurred in connection therewith, in addition to all other amounts due hereunder.

(o) Amendment and Waiver; Failure or Indulgence Not Waiver. No provision of this Agreement may be amended or waived by the parties from and after the date that is one (1) Business Day immediately preceding the initial filing of the Registration Statement with the SEC. Subject to the immediately preceding sentence, (i) no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto and (ii) no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

** Signature Page Follows **

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IN WITNESS WHEREOF, the Investor and the Company have caused this Agreement to be duly executed as of the date first written above.

THE COMPANY:

CINGULATE INC.

By:	/s/ Shane J. Schaffer
Name:	Shane J. Schaffer
Title:	Chief Executive Officer

INVESTOR:

LINCOLN PARK CAPITAL FUND, LLC
BY: LINCOLN PARK CAPITAL, LLC
BY: ROCKLEDGE CAPITAL CORPORATION

By:	/s/ Joshua Scheinfeld
Name:	Joshua Scheinfeld
Title:	President

A-35

EXHIBITS

Exhibit A	Form of Officer’s Certificate
Exhibit B	Form of Resolutions of Board of Directors of the Company
Exhibit C	Form of Secretary’s Certificate
Exhibit D	Form of Letter to Transfer Agent

A-36

EXHIBIT A

FORM OF OFFICER’S CERTIFICATE

This Officer’s Certificate (“Certificate”) is being delivered pursuant to Section 8(e) of that certain Purchase Agreement dated as of April [_], 2023, (“Purchase Agreement”), by and between CINGULATE INC., a Delaware corporation (the “Company”), and LINCOLN PARK CAPITAL FUND, LLC (the “Investor”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

The undersigned, ___________, ______________ of the Company, hereby certifies, on behalf of the Company and not in his individual capacity, as follows:

1. I am the _____________ of the Company and make the statements contained in this Certificate;

2. The representations and warranties of the Company are true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 4 of the Purchase Agreement, in which case, such representations and warranties are true and correct without further qualification) as of the date when made and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date, in which case such representations and warranties are true and correct as of such date);

3. The Company has performed, satisfied and complied in all material respects with covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Commencement Date.

4. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings. The Company is financially solvent and is generally able to pay its debts as they become due.

IN WITNESS WHEREOF, I have hereunder signed my name on this ___ day of ___________.

Name:
Title:

The undersigned as Secretary of CINGULATE INC., a Delaware corporation, hereby certifies that ___________ is the duly elected, appointed, qualified and acting ________ of CINGULATE INC. and that the signature appearing above is his genuine signature.

Secretary

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EXHIBIT B

FORM OF COMPANY RESOLUTIONS

FOR SIGNING PURCHASE AGREEMENT

UNANIMOUS WRITTEN CONSENT OF

CINGULATE INC.

In accordance with the corporate laws of the state of Delaware, the undersigned, being all of the directors of CINGULATE INC., a Delaware corporation (the “Corporation”), do hereby consent to and adopt the following resolutions as the action of the Board of Directors for and on behalf of the Corporation and hereby direct that this Consent be filed with the minutes of the proceedings of the Board of Directors:

WHEREAS, there has been presented to the Board of Directors of the Corporation a draft of the Purchase Agreement (the “Purchase Agreement”) by and between the Corporation and Lincoln Park Capital Fund, LLC (“Lincoln Park”), providing for the purchase by Lincoln Park of up to Twelve Million Dollars ($12,000,000) of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”), from time to time at the direction of the Corporation; and

WHEREAS, after careful consideration of the Purchase Agreement, the documents incident thereto and other factors deemed relevant by the Board of Directors, the Board of Directors has determined that it is advisable and in the best interests of the Corporation to engage in the transactions contemplated by the Purchase Agreement, including, but not limited to, the issuance of 368,023 shares of Common Stock to Lincoln Park as a commitment fee (the “Commitment Shares”) and the sale of shares of Common Stock to Lincoln Park up to the available amount under the Purchase Agreement (the “Purchase Shares”).

Transaction Documents

NOW, THEREFORE, BE IT RESOLVED, that the transactions described in the Purchase Agreement are hereby approved and ________________________________________ (the “Authorized Officers”) are severally authorized to execute and deliver the Purchase Agreement, and any other agreements or documents contemplated thereby including, without limitation, a registration rights agreement (the “Registration Rights Agreement”) providing for the registration of the shares of the Corporation’s Common Stock issuable in respect of the Purchase Agreement on behalf of the Corporation, with such amendments, changes, additions and deletions as the Authorized Officers may deem to be appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

FURTHER RESOLVED, that the terms and provisions of the Registration Rights Agreement by and among the Corporation and Lincoln Park are hereby approved and the Authorized Officers are authorized to execute and deliver the Registration Rights Agreement (pursuant to the terms of the Purchase Agreement), with such amendments, changes, additions and deletions as the Authorized Officer may deem appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

FURTHER RESOLVED, that the terms and provisions of the forms of Irrevocable Transfer Agent Instructions and Notice of Effectiveness of Registration Statement (collectively, the “Instructions”) are hereby approved and the Authorized Officers are authorized to execute and deliver the Instructions on behalf of the Company in accordance with the Purchase Agreement, with such amendments, changes, additions and deletions as the Authorized Officers may deem appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

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Execution of Purchase Agreement

FURTHER RESOLVED, that the Corporation be and it hereby is authorized to execute the Purchase Agreement providing for the purchase by Lincoln Park of up to Twelve Million Dollars ($12,000,000) of the Corporation’s Common Stock, from time to time at the direction of the Corporation; and

Issuance of Common Stock

FURTHER RESOLVED, that the Corporation is hereby authorized to issue to Lincoln Park Capital Fund, LLC, 368,023 shares of Common Stock as Commitment Shares and that upon issuance of the Commitment Shares pursuant to the Purchase Agreement the Commitment Shares shall be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and

FURTHER RESOLVED, that the Corporation is hereby authorized to issue shares of Common Stock upon the purchase of Purchase Shares up to the Available Amount under the Purchase Agreement in accordance with the terms of the Purchase Agreement and that, upon issuance of the Purchase Shares pursuant to the Purchase Agreement, the Purchase Shares will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and

FURTHER RESOLVED, that the Corporation shall initially reserve 11,538,461 shares of Common Stock for issuance as Purchase Shares under the Purchase Agreement.

Approval of Actions

FURTHER RESOLVED, that, without limiting the foregoing, the Authorized Officers are, and each of them hereby is, authorized and directed to proceed on behalf of the Corporation and to take all such steps as deemed necessary or appropriate, with the advice and assistance of counsel, to cause the Corporation to consummate the agreements referred to herein and to perform its obligations under such agreements; and

FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed on behalf of and in the name of the Corporation, to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further agreements, amendments, documents, certificates, reports, schedules, applications, notices, letters and undertakings and to incur and pay all such fees and expenses as in their judgment shall be necessary, proper or desirable to carry into effect the purpose and intent of any and all of the foregoing resolutions, and that all actions heretofore taken by any officer or director of the Corporation in connection with the transactions contemplated by the agreements described herein are hereby approved, ratified and confirmed in all respects.

IN WITNESS WHEREOF, the Board of Directors has executed and delivered this Consent effective as of __________, 2023.

being all of the directors of CINGULATE INC.

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EXHIBIT C

FORM OF SECRETARY’S CERTIFICATE

This Secretary’s Certificate (“Certificate”) is being delivered pursuant to Section 8(k) of that certain Purchase Agreement dated as of April [__], 2023 (“Purchase Agreement”), by and between CINGULATE INC., a Delaware corporation (the “Company”), and LINCOLN PARK CAPITAL FUND, LLC (the “Investor”), pursuant to which the Company may sell to the Investor up to Twelve Million Dollars ($12,000,000) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

The undersigned, ____________, Secretary of the Company, hereby certifies, on behalf of the Company and not in his individual capacity, as follows:

1. I am the Secretary of the Company and make the statements contained in this Secretary’s Certificate.

2. Attached hereto as Exhibit A and Exhibit B are true, correct and complete copies of the Company’s Amended and Restated Bylaws (“Bylaws”) and Amended and Restated Certificate of Incorporation (“Charter”), in each case, as amended through the date hereof, and no action has been taken by the Company, its directors, officers or stockholders, in contemplation of the filing of any further amendment relating to or affecting the Bylaws or Charter.

3. Attached hereto as Exhibit C are true, correct and complete copies of the resolutions duly adopted by the Board of Directors of the Company on _____________, at which a quorum was present and acting throughout. Such resolutions have not been amended, modified or rescinded and remain in full force and effect and such resolutions are the only resolutions adopted by the Company’s Board of Directors, or any committee thereof, or the stockholders of the Company relating to or affecting (i) the entering into and performance of the Purchase Agreement, the Registration Rights Agreement and the other Transaction Documents, or the issuance, offering and sale of the Purchase Shares and the Commitment Shares, and (ii) and the performance of the Company of its obligations under each of the Transaction Documents as contemplated therein.

4. As of the date hereof, the authorized, issued and reserved capital stock of the Company is as set forth on Exhibit D hereto.

A-40

IN WITNESS WHEREOF, I have hereunder signed my name on this ___ day of ____________, 20__.

[NAME]
Secretary

The undersigned as ______________ of CINGULATE INC., a Delaware corporation, hereby certifies that __________________ is the duly elected, appointed, qualified and acting Secretary of CINGULATE INC., and that the signature appearing above is his genuine signature.

[NAME]
[TITLE]

A-41

EXHIBIT D

FORM OF LETTER TO THE TRANSFER AGENT FOR THE ISSUANCE OF THE COMMITMENT SHARES AT SIGNING OF THE PURCHASE AGREEMENT

[COMPANY LETTERHEAD]

[DATE]

Computershare Transfer & Trust Company, N.A.

__________________

__________________

__________________

Re: Issuance of Common Stock to Lincoln Park Capital Fund, LLC

Dear ________,

On behalf of CINGULATE INC., a Delaware corporation (the “Company”), you are hereby instructed to issue as soon as possible a book-entry statement representing an aggregate of 368,023 shares of our common stock in the name of Lincoln Park Capital Fund, LLC. The book-entry statement should be dated April [__], 2023. The book-entry statement should bear the following restrictive legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER’S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

A-42

The book-entry statement should be sent as soon as possible via overnight mail to the following address:

Lincoln Park Capital Fund, LLC

440 North Wells, Suite 410

Chicago, IL 60654

Attention: Josh Scheinfeld/Jonathan Cope

Thank you very much for your help. Please call me at ______________ if you have any questions or need anything further.

CINGULATE INC.

BY:
[name]
[title]

A-43

CINGULATE® VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_______________

000001

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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2023 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold		For	Withhold
01 - Gregg Givens	☐	☐	02 - Curt Medeiros	☐	☐

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

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The 2023 Annual Meeting of Stockholders of Cingulate Inc. will be held on
Thursday, June 15, 2023 at 10:00 a.m. Central Time, virtually via the Internet at www.meetnow.global/M9mR42F.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the 2023 Annual Meeting of Stockholders.
The material is available at: www.envisionreports.com/CING

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Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/CING

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Cingulate Inc.

2023 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for the 2023 Annual Meeting — June 15, 2023

The undersigned hereby appoints Shane J. Schaffer and Louis G. Van Horn, or any of them, each with the full power of substitution, to represent and vote all shares of Cingulate Inc. common stock that the undersigned holds and is entitled to vote at the 2023 Annual Meeting of Stockholders of Cingulate Inc. to be held on June 15, 2023, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted in the manner directed by the stockholder. If no direction is indicated, the proxies will have authority to vote FOR each of the nominees for director in Proposal 1 and FOR Proposals 2 and 3, and in their discretion upon such other matters as may properly come before the meeting.

This proxy is revocable at any time before it is exercised. The proxies cannot vote your shares unless you sign and return this card.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.